EXHIBIT 4.1


                              TOLL CORP., as Issuer


                        TOLL BROTHERS, INC., as Guarantor



                                 Debt Securities


                           --------------------------


                                   Indenture

                          Dated as of


                                [Name of Trustee]

                                    Trustee

                           CROSS-REFERENCE TABLE

            TIA
Section     Section                                   Indenture

            310(a)(1)..........................      9.10
               (a)(2)..........................      9.10
               (a)(3)..........................      N.A.
               (a)(4)..........................      N.A.
               (b).............................      9.08; 9.10; 13.02
               (c).............................      N.A.
            311(a).............................      9.11
               (b).............................      9.11
               (c).............................      N.A.
            312(a).............................      2.05
               (b).............................      13.03
               (c).............................      13.03
            313(a).............................      9.06
               (b)(1)..........................      N.A.
               (b)(2)..........................      9.06
               (c).............................      9.06; 13.02
               (d).............................      9.06
            314(a).............................      4.03; 13.02
               (b).............................      N.A.
               (c)(1)..........................      13.04
               (c)(2)..........................      13.04
               (c)(3)..........................      N.A.
               (d).............................      N.A.
               (e).............................      13.05
               (f).............................      N.A.
            315(a).............................      9.01(b)
               (b).............................      9.05; 13.02
               (c).............................      9.01(a)
               (d).............................      9.01(c)
               (e).............................      8.11
            316(a)(last sentence)..............      13.06
               (a)(1)(A).......................      8.05
               (a)(1)(B).......................      8.04
               (a)(2)..........................      N.A.
               (b).............................      8.07
            317(a)(1)..........................      8.08
               (a)(2)..........................      8.09
               (b).............................      2.04
            318(a).............................      13.01

N.A. means Not Applicable.

Note: This cross-reference table shall not, for any purpose, be deemed to be a part of the Indenture.


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

                             TABLE OF CONTENTS


Article Section Heading                                             Page

  1      DEFINITIONS AND INCORPORATION BY REFERENCE
         1.01.    Definitions.....................................    1
         1.02.    Incorporation by Reference of Trust
                    Indenture Act.................................    6
         1.03.    Incorporation by Reference of Provisions of
                    Securities....................................    6
         1.04.    Rules of Construction...........................    7

  2      THE SECURITIES
         2.01.    Form and Dating.................................    7
         2.02.    Execution and Authentication....................    9
         2.03.    Registrar and Paying Agent......................   10
         2.04.    Paying Agent To Hold Money in Trust.............   10
         2.05.    Securityholder Lists............................   10
         2.06.    Transfer and Exchange...........................   11
         2.07.    Replacement Securities..........................   11
         2.08.    Outstanding Securities..........................   11
         2.09.    Temporary Securities............................   12
         2.10.    Cancellation....................................   12
         2.11.    Defaulted Interest..............................   12
         2.12.    Global Securities...............................   13

  3      REDEMPTION
         3.01.    Notices to Trustee..............................   13
         3.02.    Selection of Securities To Be Redeemed..........   14
         3.03.    Notice of Redemption............................   14
         3.04.    Effect of Notice of Redemption..................   15
         3.05.    Deposit of Redemption Price.....................   15
         3.06.    Securities Redeemed in Part.....................   16

  4      COVENANTS
         4.01.    Payment of Securities...........................   16
         4.02.    SEC Reports.....................................   16
         4.03.    Compliance Certificate..........................   16

  5      SUCCESSOR CORPORATION
         5.01.    When Company and the Guarantor May Merge, etc...   17

  6      SUBORDINATION
         6.01.    Agreement To Subordinate........................   17
         6.02.    Company Not To Make Payments with Respect
                     to Securities in Certain Circumstances.......   18


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


Article Section Heading                                            Page

         6.03.    Securities Subordinated to Prior Payment of
                     All Senior Indebtedness of the Company
                     on Dissolution, Liquidation or
                     Reorganization of the Company................   19
         6.04.    Securityholders To Be Subrogated to Rights
                     of Holders of Senior Indebtedness of the
                     Company......................................   20
         6.05.    Obligation of the Company Unconditional.........   21
         6.06.    Knowledge of Trustee............................   21
         6.07.    Application by Trustee of Monies Deposited
                     with It......................................   22
         6.08.    Subordination Rights Not Impaired by Acts
                     or Omissions of Company or Holders of
                     Senior Indebtedness of the Company...........   22
         6.09.    Securityholders Authorize Trustee To
                     Effectuate Subordination of Securities.......   22
         6.10.    Right of Trustee To Hold Senior
                     Indebtedness of the Company..................   23
         6.11.    Article Six Not To Prevent Events of
                     Default......................................   23

  7      GUARANTEE
         7.01. Guarantee..........................................   23
         7.02.    Agreement To Subordinate........................   25
         7.03.    Guarantor Not To Make Payments with Respect
                     to Securities in Certain Circumstances.......   26
         7.04.    Guarantee Subordinated to Prior Payment of
                     All Senior Indebtedness of the Guarantor
                     on Dissolution, Liquidation or
                     Reorganization of the Guarantor..............   27
         7.05.    Securityholders To Be Subrogated to Rights
                     of Holders of Senior Indebtedness of the
                     Guarantor....................................   28
         7.06.    Obligation of the Guarantor Unconditional.......   29
         7.07.    Knowledge of Trustee............................   30
         7.08.    Application by Trustee of Monies Deposited
                     with It......................................   30
         7.09.    Subordination Rights Not Impaired by Acts
                     or Omissions of Guarantor or Holders of
                     Senior Indebtedness of the Guarantor.........   30


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

Article Section Heading                                           Page

         7.10.    Securityholders Authorize Trustee To
                     Effectuate Subordination of Guarantee........   31
         7.11.    Right of Trustee To Hold Senior
                     Indebtedness of the Guarantor................   31
         7.12.    Article 7 Not To Prevent Events of Default......   31
         7.13.    Execution and Delivery of Guarantee.............   31
         7.14.    Subordination of Indebtedness Owed by the
                     Company to the Guarantor.....................   32
         7.15.    Officers' Certificate...........................   32

  8      DEFAULTS AND REMEDIES
         8.01.    Events of Default...............................   32
         8.02.    Acceleration....................................   35
         8.03.    Other Remedies..................................   36
         8.04.    Waiver of Past Defaults.........................   36
         8.05.    Control by Majority.............................   36
         8.06.    Limitation on Suits.............................   36
         8.07.    Rights of Holders To Receive Payment............   37
         8.08.    Collection Suit by Trustee......................   37
         8.09.    Trustee May File Proofs of Claim................   37
         8.10.    Priorities......................................   37
         8.11.    Undertaking for Costs...........................   38

  9      TRUSTEE
         9.01.    Duties of Trustee...............................   38
         9.02.    Rights of Trustee...............................   40
         9.03.    Individual Rights of Trustee....................   40
         9.04.    Trustee Disclaimer..............................   40
         9.05.    Notice of Defaults..............................   40
         9.06.    Reports by Trustee to Holders...................   41
         9.07.    Compensation and Indemnity......................   41
         9.08.    Replacement of Trustee..........................   42
         9.09.    Successor Trustee by Merger, etc................   43
         9.10.    Eligibility; Disqualification...................   43
         9.11.    Preferential Collection of Claims Against
                    Company.......................................   43

  10     CONVERSION OF SECURITIES
         10.01    Applicability of Article........................   43
         10.02.   Conversion Privilege............................   43
         10.03.   Manner of Exercise of Conversion Privilege......   44
         10.04.   Payment in Lieu of Fractional Shares............   45
         10.05.   Adjustment of Conversion Price..................   46
         10.06.   Notice of Certain Corporate Action..............   49

Article Section Heading                                             Page

         10.07.   Guarantor To Provide Stock......................   50
         10.08.   Taxes on Conversions............................   51
         10.09.   Covenant as to Stock............................   51
         10.10.   Consolidation or Merger.........................   51
         10.11.   Disclaimer of Responsibility for Certain
                    Matters.......................................   52

  11     DISCHARGE OF INDENTURE
         11.01.   Termination of the Company's and the
                     Guarantor's Obligations......................   53
         11.02.   Application of Trust Money......................   54
         11.03.   Repayment to Company............................   54

  12     AMENDMENTS, SUPPLEMENTS AND WAIVERS
         12.01.   Without Consent of Holders......................   55
         12.02.   With Consent of Holders.........................   55
         12.03.   Compliance with Trust Indenture Act.............   56
         12.04.   Revocation and Effect of Consents...............   56
         12.05.   Notation on or Exchange of Securities...........   56
         12.06.   Trustee To Sign Amendments, etc.................   57

  13     MISCELLANEOUS
         13.01.   Trust Indenture Act Controls....................   57
         13.02.   Notices.........................................   57
         13.03.   Communication by Holders with Other Holders.....   58
         13.04.   Certificate and Opinion as to Conditions
                    Precedent.....................................   58
         13.05.   Statements Required in Certificate or
                    Opinion.......................................   58
         13.06.   When Treasury Securities Disregarded............   59
         13.07.   Rules by Trustee, Paying Agent, Registrar.......   59
         13.08.   Legal Holidays..................................   59
         13.09.   Governing Law...................................   59
         13.10.   No Adverse Interpretation of Other
                    Agreements....................................   60
         13.11.   No Recourse Against Others......................   60
         13.12.   Successors......................................   60
         13.13.   Duplicate Originals.............................   60
         13.14.   Counterparts....................................   60

 Signatures ......................................................   61
 Exhibit A - Form of Security.....................................   A-1
 Exhibit B - Form of Guarantee....................................   B-1

             INDENTURE dated as of              among TOLL CORP., a Delaware
corporation (the "Company"), TOLL BROTHERS, INC., a Delaware corporation (the
"Guarantor"), and                                        (the "Trustee").

            Each party agrees as follows for the benefit of the other parties and for the equal and ratable benefit of the Holders of the Company's debt securities issued under this Indenture ("Securities"):

                                ARTICLE 1.

                Definitions and Incorporation by Reference

            Section 1.01.  Definitions.

            "Acceleration Notice" has the meaning provided in Section 8.02.

            "Affiliate" has the meaning provided in Rule 405 promulgated under the Securities Act of 1933, as amended and in effect on the date hereof.

            "Authorizing Resolution" means a resolution adopted by the Board of Directors or by an Officer or committee of Officers pursuant to Board delegation authorizing a Series of Securities. An Authorizing Resolution shall be so adopted by both the Company and the Guarantor.

            "Bankruptcy Law" has the meaning provided in Section 8.01.

            "Board of Directors" means the Board of Directors of the Company or the Guarantor, as the case may be, or any authorized committee of the Board.

            "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company or the Guarantor, as the case may be, to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification and delivered to the Trustee.

            "Business Day" means a day that is not a Legal Holiday.

            "Capital Stock" means the classes of capital stock of a Person as they exist on the date of this Indenture or as they may be constituted from time to time and warrants, options and similar rights to acquire such capital stock.

            "Common Stock" means the Common Stock ($.01 par value) of the Guarantor as the same exists at the date of this Indenture as originally executed or as such stock may be constituted from time to time.

            "Company" means the party named as such in this Indenture until a successor replaces it and thereafter means the successor or any other obligor on the Securities. "Company" shall also mean the Guarantor in the event the Company fails to perform those duties required by Sections 312 through 317 of the TIA.

            "Consolidated Net Worth" of any Person means the consolidated stockholders' equity of such Person, as determined in accordance with generally accepted accounting principles.

            "Conversion Price" means the initial conversion price of Securities of a Series specified in the Authorizing Resolution establishing the terms of such Series Security, as adjusted in accordance with the provisions of Article 10.

            "Current Market Price" for any relevant date means, (a) except for purposes of Section 10.04, the average of the last reported sale prices of the Common Stock for the 30 consecutive Business Days commencing 45 Business Days before the day in question and (b) for purposes of Section 10.04 only, the last reported sale price of the Common Stock, in either such case as reported on the composite tape, or similar reporting system, for issues listed on the New York Stock Exchange (or if the Common Stock is not then listed on that exchange, for issues listed on such other national securities exchange upon which the Common Stock is listed as may be designated by the Board of Directors for the purposes hereof) or, if there is no such reported sale on the day or days in question, on the basis of the average of the closing bid and asked quotations as so reported, or, if the Common Stock is not listed on any national securities exchange, on the basis of the average of the high bid and low asked quotations on the day or days in question in the over-the-counter market as reported by the National Association of Securities Dealers' Automated Quotations System, or if not so quoted, as reported by National Quotation Bureau,

Incorporated, or any similar organization, or if not so reported as determined in good faith by the Board.

            "Default" means any event which is, or after notice or passage of time or both would be, an Event of Default.

            "Designated Senior Debt of the Company" means any single issue of indebtedness of the Company constituting Senior Indebtedness of the Company which at the time of determination has an aggregate principal amount outstanding of at least $25,000,000 and is specifically designated in the instrument or instruments creating, governing or evidencing such Senior Indebtedness of the Company as "Designated Senior Debt of Toll Corp." (it being understood that the Company's guarantee of the Revolving Credit Agreement shall be considered a single issue of indebtedness of the Company for purposes of this definition).

            "Designated Senior Debt of the Guarantor" means any single issue of indebtedness of the Guarantor constituting Senior Indebtedness of the Guarantor which at the time of determination has an aggregate principal amount outstanding of at least $25,000,000 and is specifically designated in the instrument or instruments creating, governing or evidencing such Senior Indebtedness of the Guarantor as "Designated Senior Debt of Toll Brothers, Inc." (it being understood that the Guarantor's guarantee of the Revolving Credit Agreement shall be considered a single issue of indebtedness of the Guarantor for purposes of this definition).

            "Exchange Act" means the Securities Exchange Act of 1934, as amended.

            "Event of Default" has the meaning provided in Section 8.01.

            "Guarantee" has the meaning provided in Section 7.01.

            "Guarantor" means the party named as such in this Indenture until a successor replaces it and thereafter means the successor.

            "Holder" or "Securityholder" means the Person in whose name a Security is registered on the Registrar's books.

            "Indenture" means this Indenture as amended or supplemented from time to time.

            "Interest Payment Date," when used with respect to any installment of interest payable on the Securities, has the meaning provided in Section 1 of the Securities.

            "Legal Holiday" has the meaning provided in Section 13.08.

            "Non-Recourse Indebtedness" means indebtedness or other obligations secured by a lien on property to the extent that the liability for such indebtedness or other obligations is limited to the security of the property without liability on the part of the Guarantor or any Subsidiary (other than the Subsidiary which holds title to such property) for any deficiency.

            "Non-Recourse Judgment" means a judgment in respect of indebtedness or other obligations secured by a lien on property to the extent that the liability for (i) such indebtedness or other obligations and (ii) such judgment is limited to such property without liability on the part of the Guarantor or any Subsidiary (other than the Subsidiary which holds title to such property) for any deficiency.

            "Officer" means the Chairman of the Board, the President, any Vice President, the Chief Accounting Officer, the Controller, the Treasurer or the Secretary of the Company or the Guarantor, as the case may be.

            "Officers' Certificate" means a certificate signed by the Chairman of the Board, the President or any Vice President, and by the Chief Accounting Officer, the Controller, the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Company or the Guarantor, as the case may be. See Sections 13.04 and 13.05.

            "Opinion of Counsel" means a written opinion from legal counsel who is acceptable to the Trustee. The counsel may be counsel to, but not an employee of, the Company or the Guarantor. See Sections 13.04 and 13.05.

            "Paying Agent" has the meaning provided in Section 2.03.

            "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or other agency or political subdivision thereof.

            "principal" of a debt security means the principal of the security plus, when appropriate, the premium, if any, on the security.

            "Record Date" for the interest payable on any Interest Payment Date on the Securities has the meaning provided in Section 1 of the Securities.

            "Registrar" has the meaning provided in Section 2.03.

            "Restricted Subsidiary," if applicable, has the meaning provided in the Authorizing Resolution.

            ["Revolving Credit Agreement" means the Amended and Restated Revolving Credit Agreement dated as of November 1, 1993, among Toll Brothers, Inc., First Huntingdon Finance Corp., a Delaware corporation, such other entities in which Toll Brothers, Inc. owns capital stock that are named therein, PNC Bank, a national banking association, as Agent, and the banks named therein, as the same may be amended from time to time.]*

            "SEC" means the Securities and Exchange Commission.

            "Securities" means the securities as amended or supplemented from time to time that are authenticated and issued under this Indenture.

            "Senior Indebtedness of the Company," if applicable, has the meaning provided in the Authorizing Resolution.

            "Senior Indebtedness of the Guarantor," if applicable, has the meaning provided in the Authorizing Resolution.

            "Series" means a series of Securities or the Securities of a Series.

            "Special Record Date" has the meaning provided in Section 2.11.

            "Subsidiary" means any corporation of which at least a majority in interest of the outstanding stock having by the terms thereof voting power under ordinary circumstances to elect a majority of the directors of such corporation, irrespective of whether or not at the time stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency, is at the time, directly or indirectly, owned or controlled by the Guarantor.

-----------------
* If applicable.

            "TIA" means the Trust Indenture Act of 1939 (15 U.S. Code Sections 77aaa-77bbbb) as in effect on the date of this Indenture and as it may be amended from time to time.

            "Trustee" means the party named as such in this Indenture until a successor replaces it and thereafter means the successor.

            "Trust Officer" when used with respect to the Trustee means any officer within the Corporate Trust Department (or any successor group) of the Trustee, including any Vice President, Second Vice President, Assistant Vice President, Trust Officer or any other officer of the Trustee customarily performing functions similar to those performed by the persons who at the time shall be such officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

            Section 1.02. Incorporation by Reference of Trust Indenture Act. Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

            "commission" means the SEC.

            "indenture securities" means the Securities.

            "indenture security holder" means a Securityholder or Holder.

            "indenture to be qualified" means this Indenture.

            "indenture trustee" or "institutional trustee" means the Trustee.

            "obligor on the indenture securities" means the Company, the Guarantor or any other obligor on the indenture securities.

            All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule have the meanings assigned to them.

            Section 1.03. Incorporation by Reference of Provisions of Securities. Whenever this Indenture refers to a provision of the Securities, the provision is incorporated by reference in and made a part of this Indenture.

            Section 1.04. Rules of Construction. Unless the context otherwise requires:

            1. a term has the meaning assigned to it;

            2. an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles at the time of the relevant computation;

            3. "or" is not exclusive;

            4. words in the singular include the plural, and in the plural include the singular; and

            5. provisions apply to successive events and transactions.

                                ARTICLE 2.

                              The Securities

            Section 2.01. Form and Dating. The aggregate principal amount of Securities that may be issued under this Indenture is unlimited. The Securities may be issued from time to time in one or more Series. Each Series shall be created by an Authorizing Resolution or a supplemental indenture that establishes the terms of the Series, which may include the following:

            (1)  the title of the Series;

            (2)  the aggregate principal amount of the Series;

            (3)  the interest rate or method of calculation of the
                interest rate;

            (4)  the date from which interest will accrue;

            (5) the Record Dates for interest payable on Securities of the Series;

            (6) the dates when, places where and manner in which principal and interest are payable;

            (7)  the Registrar and Paying Agent;

            (8) the terms of any mandatory or optional redemption by the Company;

            (9)  the terms of any redemption at the option of Holders;

           (10)  the denominations in which Securities are issuable;

           (11) whether Securities will be issued in registered or bearer form and the terms of any such forms of Securities;

           (12) whether any Securities will be represented by a global Security and the terms of any such global Security;

           (13) the currencies (including any composite currency) in which principal or interest or both may be paid;

           (14) if payments of principal or interest may be made in a currency other than that in which Securities are denominated, the manner for determining such payments;

           (15) provisions for electronic issuance of Securities or issuance of Securities in uncertificated form;

           (16) any Events of Default or covenants in addition to or in lieu of those set forth in this Indenture;

           (17)  whether and upon what terms Securities may be defeased;

           (18) the form of the Securities and the Guarantees, which, unless the Authorizing Resolution otherwise provides, shall be in the form of Exhibits A and B;

           (19) whether the Securities of such Series will be convertible into Common Stock of the Guarantor and the terms thereof (including without limitation the Conversion Price, the conversion period and any other provision in addition to or in lieu of those set forth in this Indenture);

           (20) whether the Securities and Guarantees of such Series shall be subordinated to any obligations of the Company or the Guarantor, and the obligations to which such subordination will apply;

           (21) any terms that may be required by or advisable under applicable law; and

           (22)  any other terms not inconsistent with this Indenture.

            All Securities of one Series need not be issued at the same time and, unless otherwise provided, a Series may be reopened for issuances of additional Securities of such Series pursuant to an Authorizing Resolution, an Officers' Certificate or in any indenture supplemental hereto.

            The creation and issuance of a Series and the authentication and delivery thereof are not subject to any conditions precedent.

            Section 2.02. Execution and Authentication. Two Officers shall sign the Securities for the Company by manual or facsimile signature. The Company's seal shall be reproduced on the Securities. Two Officers of the Guarantor shall sign the notation of the Guarantee by manual or facsimile signature.

            If an Officer whose signature is on a Security no longer holds that office at the time the Trustee authenticates the Security, the Security shall be valid nevertheless.

            A Security shall not be valid until the Trustee manually signs the certificate of authentication on the Security. The signature shall be conclusive evidence that the Security has been authenticated under this Indenture.

            The Trustee shall authenticate Securities for original issue upon a written order of the Company signed by two Officers or by an Officer and an Assistant Treasurer of the Company. Each Security shall be dated the date of its authentication.

            Section 2.03. Registrar and Paying Agent. The Company shall maintain an office or agency where Securities may be presented for registration of transfer, for exchange or, if applicable, for conversion (in the case of conversion, as agent for the Guarantor) ("Registrar") and an office or agency where Securities may be presented for payment ("Paying Agent"). The Registrar shall keep a register of the Securities and of their transfer. The Company may have one or more co-registrars and one or more additional paying agents. The term "Paying Agent" includes any additional paying agent.

            The Company shall enter into an appropriate agency agreement with any Registrar, Paying Agent or co-registrar not a party to this Indenture. The agreement shall implement the provisions of this Indenture that relate to such agent. The Company shall notify the Trustee of the name and address of any such agent. If the Company fails to maintain a Registrar or Paying Agent, the Trustee shall act as such.

            The Company initially appoints the Trustee as Registrar and Paying Agent.

            Section 2.04. Paying Agent To Hold Money in Trust. Each Paying Agent shall hold in trust for the benefit of the Securityholders or the Trustee all money held by the Paying Agent for the payment of principal or interest on the Securities, and shall notify the Trustee of any default by the Company (or any other obligor on the Securities) in making any such payment. While any such default continues, the Trustee shall require a Paying Agent to pay all money held by it to the Trustee. If the Company or a Subsidiary acts as Paying Agent, it shall segregate the money and hold it as a separate trust fund. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee. Upon doing so the Paying Agent shall have no further liability for the money.

            Section 2.05. Securityholder Lists. The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Securityholders. If the Trustee is not the Registrar, the Company shall furnish to the Trustee on or before each Interest Payment Date and at such other times as the Trustee may request in writing a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Securityholders.

            Section 2.06. Transfer and Exchange. Where a Security is presented to the Registrar or a co-registrar with a request to register a transfer, the Registrar shall register its transfer as requested if its reasonable requirements are met. Where Securities are presented to the Registrar or a co-registrar with a request to exchange them for an equal principal amount of Securities of other denominations, the Registrar shall make the exchange as requested if the same requirements are met. To permit transfers and exchanges, the Trustee shall authenticate Securities at the Registrar's request. The Registrar need not transfer or exchange any Security selected for redemption, except the unredeemed part thereof if the Security is redeemed in part, or transfer or exchange any Securities for a period of 15 days before a selection of Securities to be redeemed. The Company may charge a reasonable fee for any transfer or exchange (including the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such transfer or exchange and any other expenses in connection therewith) but not for any exchange pursuant to Section 2.09, 3.06 or 12.05. This Section 2.06 is subject to Section 11 of the Securities.

            Section 2.07. Replacement Securities. If the Holder of a Security claims that the Security has been lost, destroyed or wrongfully taken, the Company shall issue and the Trustee shall authenticate a replacement Security and the Guarantor shall endorse the Guarantee thereon if the Trustee's reasonable requirements are met. An indemnity bond must be sufficient in the judgment of the Company, the Guarantor and the Trustee to protect the Company, the Guarantor, the Trustee, the Paying Agent, the Registrar or any co-registrar from any loss which any of them may suffer if a Security is replaced. The Company may charge for its expenses in replacing a Security.

            Every replacement Security is an additional obligation of the Company and the Guarantor.

            Section 2.08. Outstanding Securities. Securities outstanding at any time are all Securities authenticated by the Trustee except for those presented to it by the Company or its designee for cancellation and those described in this Section as not outstanding. A Security does not cease to be outstanding because the Company, the Guarantor or one of their Affiliates holds the Security.

            If a Security is replaced pursuant to Section 2.07, it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Security is held by a bona fide purchaser.

            If the Paying Agent holds on a redemption date or maturity date money sufficient to pay Securities payable on that date, then on and after that date such Securities cease to be outstanding and interest on them ceases to accrue.

            If a Security is called for redemption or if it matures in less than six months and if the Company has satisfied its obligation to pay the Security, the Company and the Trustee need not treat the Security as outstanding in determining whether Holders of the required principal amount of Securities have concurred in any direction, waiver or consent.

            Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

            Section 2.09. Temporary Securities. Until definitive Securities are ready for delivery, the Company may prepare and the Trustee shall authenticate temporary Securities and the Guarantor shall endorse the Guarantee thereon. Temporary Securities shall be substantially in the form of definitive Securities but may have variations that the Company considers appropriate for temporary Securities. Without unreasonable delay, the Company shall prepare and the Trustee shall authenticate definitive Securities and the Guarantor shall endorse the Guarantee thereon in exchange for temporary Securities.

            Section 2.10. Cancellation. The Company at any time may deliver Securities to the Trustee for cancellation. The Registrar and the Paying Agent shall forward to the Trustee any Securities surrendered to them for transfer, exchange, conversion or payment. The Trustee and no one else shall cancel and destroy all Securities surrendered for transfer, exchange, conversion, payment or cancellation. Unless the Authorizing Resolution so provides, the Company may not issue new Securities to replace Securities it has paid or delivered to the Trustee for cancellation.

            Section 2.11. Defaulted Interest. If the Company defaults in a payment of interest on the Securities, it shall pay the defaulted interest in any lawful manner. It may pay the defaulted interest, plus any interest payable on the defaulted interest (to the extent lawful) if an Event of Default has occurred and is continuing, to the Persons who are Securityholders on a subsequent special record date (the "Special Record Date"). The Company shall fix the subsequent Special Record Date and payment date. At least 15 days before such Special Record Date, the Company shall give notice to the Trustee and shall mail to each Securityholder a notice that states the subsequent Special Record Date, the payment date, and the amount of defaulted interest to be paid.

            Section 2.12. Global Securities. Unless the Authorizing Resolution provides otherwise, the Company may issue some or all of the Securities of a Series in temporary or permanent global form. A global Security shall represent that amount of Securities of a Series as specified in the global Security or as endorsed thereon from time to time. At the Company's request, the Registrar shall endorse a global Security to reflect the amount of any increase or decrease in the Securities represented thereby.

            The Company may issue a global Security only to a depositary designated by the Company. A depositary may transfer a global Security only as a whole to its nominee or to a successor depositary.

            The Authorizing Resolution may establish, among other things, the manner of paying principal and interest on a global Security and whether and upon what terms a beneficial owner of an interest in a global Security may exchange such interest for definitive Securities.

            The Company and the Trustee shall not be responsible for any acts or omissions of a depositary, for any depositary records of beneficial ownership interests or for any transactions between the depositary and beneficial owners.

                                ARTICLE 3.

                                Redemption

            Section 3.01. Notices to Trustee. Securities of a Series that are redeemable prior to maturity shall be redeemable in accordance with their terms and, unless the Authorizing Resolution provides otherwise, in accordance with this Article.

            If the Company wants to redeem Securities pursuant to Paragraph 5 of the Securities, it shall notify the Trustee in writing of the redemption date and the principal amount of Securities to be redeemed. Any such notice may be cancelled at any time prior to notice of such redemption being mailed to Holders. Any such cancelled notice shall be void and of no effect.

            If the Company wants to credit any Securities previously redeemed, retired or acquired against any redemption pursuant to Paragraph 6 of the Securities, it shall notify the Trustee of the amount of the credit and it shall deliver any Securities not previously delivered to the Trustee for cancellation with such notice.

            The Company shall give each notice provided for in this Section 3.01 at least 10 Business Days before the notice of any such redemption is to be mailed to Holders (unless a shorter notice shall be satisfactory to the Trustee).

            Section 3.02. Selection of Securities To Be Redeemed. If less than all the Securities of a Series are to be redeemed, the Trustee shall select the Securities to be redeemed, if the Securities of such Series are listed on a national securities exchange, in accordance with the rules of such exchange, or if the Securities of such Series are not so listed, on either a pro rata basis or by lot or by such method as the Trustee shall deem fair and appropriate. The Trustee shall make the selection from Securities outstanding and not previously called for redemption. Securities in denominations of $1,000 may only be redeemed in whole. The Trustee may select for redemption portions (equal to $1,000 or any integral multiple thereof) of the principal of Securities that have denominations larger than $1,000. Provisions of this Indenture that apply to Securities called for redemption also apply to portions of Securities called for redemption.

            Section 3.03. Notice of Redemption. At least 30 days but not more than 60 days before a redemption date, the Company shall mail a notice of redemption by first-class mail to each Holder of Securities to be redeemed.

            The notice shall identify the Securities to be redeemed and shall state:

            (1)   the redemption date;

            (2)   the redemption price;

            (3)   the name and address of the Paying Agent;

            (4) in the event that any Security is to be redeemed in part only, the portion of the principal amount thereof to be redeemed and that on and after the redemption date, upon surrender of such Security, a new Security or Securities in principal amount equal to the unredeemed portion thereof will be issued;

            (5) that Securities called for redemption must be surrendered to the Paying Agent to collect the redemption price;

            (6) that interest on Securities called for redemption ceases to accrue on and after the redemption date;

            (7) that the Securities are being redeemed pursuant to the mandatory redemption or the optional redemption provisions, as applicable; and

            (8) if applicable, the current Conversion Price and the date on which the right to convert the Securities into Common Stock will expire.

            At the Company's request, the Trustee shall give the notice of redemption in the Company's name and at the Company's expense.

            Section 3.04. Effect of Notice of Redemption. Once notice of redemption is mailed, Securities called for redemption become due and payable on the redemption date and at the redemption price. Upon surrender to the Paying Agent, such Securities shall be paid at the redemption price, plus accrued interest to the redemption date.

            Section 3.05.  Deposit of Redemption Price.  Prior to
the redemption date, the Company or its designee shall deposit with the Paying Agent money sufficient to pay the redemption price of and accrued and unpaid interest on all Securities to be redeemed on that date.

            Section 3.06. Securities Redeemed in Part. Upon surrender of a Security that is redeemed in part, the Trustee shall authenticate for the Holder a new Security and the Guarantor shall endorse the Guarantee thereon equal in principal amount to the unredeemed portion of the Securities surrendered.

                                ARTICLE 4.

                                 Covenants

            Section 4.01. Payment of Securities. The Company shall pay the principal of and interest on Securities of a Series on the dates and in the manner provided in the Securities of the Series. An installment of principal or interest shall be considered paid on the date due if the Trustee or Paying Agent holds on that date immediately available legal tender funds designated for, available and sufficient to pay the installment.

            The Company shall pay interest on overdue principal at the rate borne by the Series; it shall pay interest on overdue installments of interest at the same rate to the extent lawful.

            Section 4.02. SEC Reports. Within 15 days after each of the Guarantor and the Company files with the SEC copies of its annual reports and other information, documents and reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) which they are required to file with the SEC pursuant to Section 13 or 15(d) of the Exchange Act, the Guarantor and the Company shall file the same with the Trustee. If the Guarantor shall cease to be subject to the requirements of Section 13 or 15(d) of the Exchange Act, the Guarantor shall file with the Trustee, within 15 days after the last date on which it would have been required to make such a filing with the SEC, financial statements, including any notes thereto, and a "Management's Discussion and Analysis of Financial Condition and Results of Operations," each comparable to that which the Guarantor would have been required to include in such annual reports, information, documents or other reports, if the Guarantor were then subject to the requirements of Section 13 or 15(d) of the Exchange Act. The Company and the Guarantor also shall comply with the other provisions of TIA Section 314(a).

            Section 4.03. Compliance Certificate. The Company and the Guarantor each shall deliver to the Trustee within 120 days after the end of their respective fiscal year an Officers' Certificate satisfying the requirements of
Section 3.14(a)(4) of the TIA and stating whether or not the signers know of any Default or Event of Default. If they do know of such a Default or Event of Default, the certificate shall describe the Default or Event of Default.

                                ARTICLE 5.

                           Successor Corporation

            Section 5.01. When the Company and the Guarantor May Merge, Etc. Neither the Company nor the Guarantor shall consolidate with or merge into, or transfer all or substantially all of its assets to, any other person unless (i) such other Person is a corporation organized and existing under the laws of the United States or a State thereof or the District of Columbia and expressly assumes by supplemental indenture all the obligations of the Company or the Guarantor under the Indenture and either the Securities or the Guarantee, as the case may be; (ii) immediately after giving effect to such transaction no Default or Event of Default shall have occurred and be continuing; and (iii) the Consolidated Net Worth of the surviving corporation is equal to or greater than the Consolidated Net Worth of the Company or the Guarantor, as the case may be, immediately prior to such merger or transfer of assets. Thereafter all such obligations of the predecessor corporation shall terminate.

                                ARTICLE 6.

                               Subordination

            Section 6.01. Agreement To Subordinate. The provisions of this
Article 6 shall apply to the Securities of a Series to the extent specified in the Authorizing Resolution relating to such Series. Each reference in this
Article 6 to "a Security" or "the Securities" refers to the Securities of each such Series so designated.

            The Company, for itself and its successors, and each Holder, by accepting Securities, agrees that the payment of the principal of, interest on or any other amounts due on the Securities are subordinated in right of payment, to the extent and in the manner stated in this Article 6, to the prior payment in full of all Senior Indebtedness of the Company. Each Holder by accepting Securities authorizes and directs the Trustee on behalf of such Holder to take such action as may be necessary or appropriate to effectuate, as between the holders of Senior Indebtedness of the Company and such Holder, the subordination provided in this Article 6 and appoints the Trustee attorney-in-fact for such Holder for such purpose.

            This Article 6 shall constitute a continuing offer to all Persons who, in reliance upon such provisions, become holders of, or continue to hold, Senior Indebtedness of the Company, and such provisions are made for the benefit of the holders of Senior Indebtedness of the Company and such holders are made obligees hereunder and they and/or each of them may enforce such provisions.

            Section 6.02. Company Not To Make Payments with Respect to Securities in Certain Circumstances.

            a. Upon the maturity of any Senior Indebtedness of the Company by lapse of time, acceleration (unless waived) or otherwise, all principal thereof and interest thereon shall first be paid in full, or such payment duly provided for in cash or in a manner satisfactory to the holders of such Senior Indebtedness of the Company, before any payment is made on account of the principal of or interest on the Securities or to acquire any of the Securities.

            b. In the event that notwithstanding the provisions of this Section
6.02 the Company shall make any payment to the Trustee on account of the principal of or interest on the Securities after the happening of a default in payment of the principal of or interest on Senior Indebtedness of the Company, then, unless and until such default shall have been cured or waived or shall have ceased to exist, such payment (subject to the provisions of Sections 6.06 and 6.07) shall be held by the Trustee, in trust for the benefit of, and shall be paid forthwith over and delivered to, the holders of Senior Indebtedness of the Company (pro rata as to each of such holders on the basis of the respective amounts of Senior Indebtedness of the Company held by them) or their representative or the trustee under the indenture or other agreement (if any) pursuant to which Senior Indebtedness of the Company may have been issued, as their respective interests may appear, for application to the payment of all Senior Indebtedness of the Company remaining unpaid to the extent necessary to pay all Senior Indebtedness of the Company in full in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the holders of the Senior Indebtedness of the Company.

            The Company shall give prompt written notice to the Trustee of any default in the payment of principal of or interest on any Senior Indebtedness of the Company.

            Section 6.03. Securities Subordinated to Prior Payment of All Senior Indebtedness of the Company on Dissolution, Liquidation or Reorganization of the Company. Upon any distribution of assets of the Company in any dissolution, winding up, liquidation or reorganization of the Company (whether in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefits of creditors or otherwise):

            a. the holders of all Senior Indebtedness of the Company shall first be entitled to receive payment in full of the principal thereof and interest due thereon before the Holders of the Securities are entitled to receive any payment on account of the principal of or interest on the Securities;

            b. any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to which the Holders of the Securities or the Trustee on behalf of the Holders of the Securities would be entitled except for the provisions of this Article 6, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of the Company being subordinated to the payment of the Securities, shall be paid by the liquidating trustee or agent or other Person making such payment or distribution directly to the holders of the Senior Indebtedness of the Company or their representative, or to the trustee under any indenture under which Senior Indebtedness of the Company may have been issued (pro rata as to each such holder, representative or trustee on the basis of the respective amounts of unpaid Senior Indebtedness of the Company held or represented by each), to the extent necessary to make payment in full of all Senior Indebtedness of the Company remaining unpaid, after giving effect to any concurrent payment or distribution or provision therefor to the holders of such Senior Indebtedness of the Company, except that Holders of the Securities would be entitled to receive securities that are subordinated to Senior Indebtedness of the Company to at least the same extent as the Securities; and

            c. in the event that notwithstanding the foregoing provisions of this Section 6.03, any payment or distribution of assets of the Company of any kind or character whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of the Company being subordinated to the payment of the Securities, shall be received by the Trustee or the Holders of the Securities on account of principal of or interest on the Securities before all Senior

Indebtedness of the Company is paid in full, or effective provision made for its payment, such payment or distribution (subject to the provisions of Sections
6.06 and 6.07) shall be received and held in trust for and shall be paid over to the holders of the Senior Indebtedness of the Company remaining unpaid or unprovided for or their representative, or to the trustee under any indenture under which such Senior Indebtedness of the Company may have been issued (pro rata as provided in subsection (b) above), for application to the payment of such Senior Indebtedness of the Company until all such Senior Indebtedness of the Company shall have been paid in full, after giving effect to any concurrent payment or distribution or provision therefor to the holders of such Senior Indebtedness of the Company, except that Holders of the Securities would be entitled to receive securities that are subordinated to Senior Indebtedness of the Company to at least the same extent as the Securities.

            The Company shall give prompt written notice to the Trustee of any dissolution, winding up, liquidation or reorganization of the Company.

            Section 6.04. Securityholders To Be Subrogated to Rights of Holders of Senior Indebtedness of the Company. Subject to the payment in full of all Senior Indebtedness of the Company, the Holders of the Securities shall be subrogated equally and ratably to the rights of the holders of the Senior Indebtedness of the Company to receive payments or distributions of assets of the Company applicable to the Senior Indebtedness of the Company until all amounts owing on the Securities shall be paid in full, and for the purpose of such subrogation no payments or distributions to the holders of the Senior Indebtedness of the Company by or on behalf of the Company or by or on behalf of the Holders of the Securities by virtue of this Article 6 which otherwise would have been made to the Holders of the Securities shall, as among the Company, its creditors other than holders of the Senior Indebtedness of the Company and the Holders of the Securities, be deemed to be payment by the Company to or on account of the Senior Indebtedness of the Company, it being understood that the provisions of this Article 6 are intended solely for the purpose of defining the relative rights of the Holders of the Securities, on the one hand, and the holders of the Senior Indebtedness of the Company, on the other hand.

            Section 6.05. Obligation of the Company Unconditional. Nothing contained in this Article 6 or elsewhere in this Indenture or in any Security is intended to or shall impair, as between the Company and the Holders of the Securities, the obligation of the Company, which is absolute and unconditional, to pay to the Holders of the Securities the principal of and interest on the Securities as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Holders of the Securities and creditors of the Company other than the holders of the Senior Indebtedness of the Company, nor shall anything herein or therein prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article 6 of the holders of Senior Indebtedness of the Company in respect of cash, property or securities of the Company received upon the exercise of any such remedy. Upon any distribution of assets of the Company referred to in this
Article 6, the Trustee, subject to the provisions of Sections 9.01 and 9.02, and the Holders of the Securities shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such dissolution, winding up, liquidation or reorganization proceedings are pending, or a certificate of the liquidating trustee or agent or other Person making any distribution to the Trustee or the Holders of the Securities, for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of the Senior Indebtedness of the Company and other Indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article 6.

            Nothing contained in this Article 6 or elsewhere in this Indenture or in any Security is intended to or shall affect the obligation of the Company to make, or prevent the Company from making, at any time except during the pendency of any dissolution, winding up, liquidation or reorganization proceeding, and except during the continuance of any default specified in
Section 6.02 (not cured or waived), payments at any time of the principal of or interest on the Securities.

            Section 6.06. Knowledge of Trustee. Notwithstanding any provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment of monies to or by the Trustee until two business days after the Trustee shall have received written notice thereof from the Company, any

Securityholder or any Paying Agent or the holder or representative of any class of Senior Indebtedness of the Company.

            Section 6.07. Application by Trustee of Monies Deposited with It. If at least two business days prior to the date on which by the terms of this Indenture any monies deposited with the Trustee or any Paying Agent may become payable for any purpose (including, without limitation, the payment of either the principal of or the interest on any Security) the Trustee shall not have received with respect to such monies the notice provided for in Section 6.06, then the Trustee shall have full power and authority to receive such monies and to apply the same to the purpose for which they were received and shall not be affected by any notice to the contrary which may be received by it on or after such date. This Section shall be construed solely for the benefit of the Trustee and such Paying Agent and shall not otherwise affect the rights of holders of Senior Indebtedness of the Company.

            Section 6.08. Subordination Rights Not Impaired by Acts or Omissions of Company or Holders of Senior Indebtedness of the Company. No right of any present or future holders of any Senior Indebtedness of the Company to enforce subordination as provided herein shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms of this Indenture, regardless of any knowledge thereof which any such holder may have or be otherwise charged with. The holders of Senior Indebtedness of the Company may extend, renew, modify or amend the terms of the Senior Indebtedness of the Company or any security therefor and release, sell or exchange such security and otherwise deal freely with the Company, all without affecting the liabilities and obligations of the parties to this Indenture or the Holders. No provision in any supplemental indenture which affects the superior position of the holders of Senior Indebtedness of the Company shall be effective against the holders of Senior Indebtedness of the Company who have not consented thereto.

            Section 6.09. Securityholders Authorize Trustee To Effectuate Subordination of Securities. Each Holder of Securities by acceptance thereof authorizes and expressly directs the Trustee on its, his or her behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article 6 and appoints the Trustee its, his or her attorney-in-fact for such purpose, including, in the event of any dissolution, winding up, liquidation or reorganization of the Company (whether in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors or otherwise) tending towards liquidation of the business and assets of the Company, the immediate filing of a claim for the unpaid balance of its, his or her Securities in the form required in said proceedings and cause said claim to be approved. If the Trustee does not file a proper claim or proof of debt in the form required in such proceedings prior to 30 days before the expiration of the time to file such claim or claims, then the holders of Senior Indebtedness of the Company have the right to file and are hereby authorized to file an appropriate claim for and on behalf of the Holders of said Securities.

            Section 6.10. Right of Trustee To Hold Senior Indebtedness of the Company. The Trustee shall be entitled to all of the rights set forth in this
Article 6 in respect of any Senior Indebtedness of the Company at any time held by it to the same extent as any other holder of Senior Indebtedness of the Company and nothing in this Indenture shall be construed to deprive the Trustee of any of its rights as such holder.

            Section 6.11. Article Six Not To Prevent Events of Default. The failure to make a payment on account of principal or interest by reason of any provision in this Article 6 shall not be construed as preventing the occurrence of an Event of Default under Section 8.01.

                                   ARTICLE 7.

                                    Guarantee

            Section 7.01. Guarantee. The Guarantor hereby unconditionally guarantees (such guarantee to be referred to herein as the "Guarantee") to each Holder of a Security authenticated and delivered by the Trustee and to the Trustee and its successors and assigns, irrespective of the validity and enforceability of this Indenture, the Securities or the obligations of the Company hereunder or thereunder, (i) the due and punctual payment of the principal of and any interest on the Securities, whether at maturity or on an Interest Payment Date, by acceleration or otherwise, and interest on the overdue principal of and interest, if any, on the Securities, if lawful, and all other obligations of the Company to the Holders or the Trustee hereunder or under the Securities shall be promptly paid in full, all in accordance with the terms hereof and thereof including all amounts payable to the Trustee under Section 9.07 hereof, and (ii) in case of any extension of time of payment or renewal of any Securities or any of such other obligations, that the same shall be promptly paid in full when due or to be performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise.

            If the Company fails to make any payment when due of any amount so guaranteed for whatever reason, the Guarantor shall be obligated to pay the same immediately. The Guarantor hereby agrees that its obligations hereunder shall be continuing, absolute and unconditional, irrespective of, and shall be unaffected by, the validity, regularity or enforceability of the Securities, this Indenture, the absence of any action to enforce the same, any waiver or consent by any Holder of the Securities or the Trustee with respect to any provisions hereof or thereof, the recovery of any judgment against the Company, any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of the Guarantor. The Guarantor hereby waives diligence, presentment, demand of payment, demand of performance, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, the benefit of discussion, protest, notice and all demand whatsoever and covenants that this Guarantee shall not be discharged except by complete performance of the obligations contained in the Securities, in this Indenture and in this Article
7. If any Securityholder or the Trustee is required by any court or otherwise to return to the Company or the Guarantor, or any custodian, trustee, liquidator or other similar official acting in relation to the Company or the Guarantor, any amount paid by the Company or the Guarantor to the Trustee or such Securityholder, this Article 7, to the extent theretofore discharged, shall be reinstated in full force and effect. The Guarantor agrees that it shall not be entitled to any right of subrogation in relation to the Securityholders in respect of any obligations guaranteed hereby until payment in full of all obligations guaranteed hereby. The Guarantor further agrees that, as between the Guarantor, on the one hand, and the Holders and the Trustee, on the other hand,
(i) the maturity of the obligations guaranteed hereby may be accelerated as provided in Article 8 for the purposes of the Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby, and (ii) in the event of any declaration of acceleration of such obligations as provided in Article 8 such obligations (whether or not due and payable) shall forthwith become due and payable by the Guarantor for the purpose of this Article 7. In addition, without limiting the foregoing, upon the effectiveness of an acceleration under Article 8, the Trustee may make a demand for payment on the Securities under the Guarantee provided hereunder and not discharged.

            The Guarantor shall be subrogated to all rights of the Holder of any Securities against the Company in respect of any amounts paid to the Holder by the Guarantor pursuant to the provisions of this Guarantee; provided that the Guarantor shall not be entitled to enforce, or to receive any payments arising out of or based upon, such right of subrogation until the principal of and interest on all the Securities shall have been paid in full.

            The Guarantee set forth in this Section 7.01 shall not be valid or become obligatory for any purpose with respect to a Security until the certificate of authentication on such Security shall have been signed by the Trustee or any duly appointed agent.

            Section 7.02. Agreement To Subordinate. The provisions of this
Article 7 shall apply to the Securities of a Series to the extent specified in the Authorizing Resolution relating to such Series. Each reference in this
Article 7 to "a Security" or "the Securities" refers to the Securities of each such Series so designated.

            The Guarantor, for itself and its successors, and each Holder, by accepting the Securities, agrees that the payment of the principal of, interest on and any other amounts due on the Securities pursuant to the Guarantee are subordinated in right of payment, to the extent and in the manner stated in this
Article 7, to the prior payment in full of all Senior Indebtedness of the Guarantor. Each Holder by accepting Securities authorizes and directs the Trustee on behalf of such Holder to take such action as may be necessary or appropriate to effectuate, as between the holders of Senior Indebtedness of the Guarantor and such Holder, the subordination provided in this Article 7 and appoints the Trustee attorney-in-fact for such Holder for such purpose.

            This Article shall constitute a continuing offer to all Persons who, in reliance upon such provisions, become holders of, or continue to hold, Senior Indebtedness of the Guarantor, and such provisions are made for the benefit of the holders of Senior Indebtedness of the Guarantor, and such holders are made obligees hereunder and they and/or each of them may enforce such provisions.

            Section 7.03. Guarantor Not To Make Payments with Respect to Securities in Certain Circumstances.

            a. Upon the maturity of any Senior Indebtedness of the Guarantor by lapse of time, acceleration (unless waived) or otherwise, all principal thereof and interest thereon shall first be paid in full, or such payment duly provided for in cash or in a manner satisfactory to the holders of such Senior Indebtedness of the Guarantor, before any payment, pursuant to the Guarantee, is made on account of the principal of or interest on the Securities or to acquire any of the Securities.

            b. In the event that notwithstanding the provisions of this Section
7.03 the Guarantor shall make any payment to the Trustee on account of the principal of or interest on the Securities after the happening of a default in payment of the principal of or interest on Senior Indebtedness of the Guarantor, then, unless and until such default shall have been cured or waived or shall have ceased to exist, such payment (subject to the provisions of Sections 7.07 and 7.08) shall be held by the Trustee, in trust for the benefit of, and shall be paid forthwith over and delivered to, the holders of Senior Indebtedness of the Guarantor (pro rata as to each of such holders on the basis of the respective amounts of Senior Indebtedness of the Guarantor held by them) or their representative or the trustee under the indenture or other agreement (if any) pursuant to which Senior Indebtedness of the Guarantor may have been issued, as their respective interests may appear, for application to the payment of all Senior Indebtedness of the Guarantor remaining unpaid to the extent necessary to pay all Senior Indebtedness of the Guarantor in full in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness of the Guarantor.

            The Guarantor shall give prompt written notice to the Trustee of any default in the payment of principal of or interest on any Senior Indebtedness of the Guarantor.

            Section 7.04. Guarantee Subordinated to Prior Payment of All Senior Indebtedness of the Guarantor on Dissolution, Liquidation or Reorganization of the Guarantor. Upon any distribution of assets of the Guarantor in any dissolution, winding up, liquidation or reorganization of the Guarantor (whether in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors or otherwise):

            a. the holders of all Senior Indebtedness of the Guarantor shall first be entitled to receive payment in full of the principal thereof and interest due thereon before the Holders of the Securities are entitled to receive any payment on account of the principal of or interest on the Securities pursuant to the Guarantee;

            b. any payment or distribution of assets of the Guarantor of any kind or character, whether in cash, property or securities, to which the Holders of the Securities or the Trustee on behalf of the Holders of the Securities would be entitled except for the provisions of this Article 7, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of the Guarantor being subordinated to the payment of the Securities, shall be paid by the liquidating trustee or agent or other Person making such payment or distribution directly to the holders of the Senior Indebtedness of the Guarantor or their repre- sentative, or to the trustee under any indenture under which Senior Indebtedness of the Guarantor may have been issued (pro rata as to each such holder, representative or trustee on the basis of the respective amounts of unpaid Senior Indebtedness of the Guarantor held or represented by each), to the extent necessary to make payment in full of all Senior Indebtedness of the Guarantor remaining unpaid, after giving effect to any concurrent payment or distribution or provision therefor to the holders of such Senior Indebtedness of the Guarantor, except that Holders of the Securities would be entitled to receive securities that are subordinated to Senior Indebtedness of the Guarantor to at least the same extent as the Securities; and

            c. in the event that, notwithstanding the foregoing provisions of this Section 7.04, any payment or distribution of assets of the Guarantor of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of the Guarantor being subordinated to the payment of the Securities, shall be received by the Trustee or the Holders of the Securities on account of principal of or interest on the Securities before all Senior Indebtedness of the Guarantor is paid in full, or effective provision made for its payment, such payment or distribution (subject to the provisions of Sections 7.07 and 7.08) shall be received and held in trust for and shall be paid over to the holders of the Senior Indebtedness of the Guarantor remaining unpaid or unprovided for or their representative, or to the trustee under any indenture under which such Senior Indebtedness of the Guarantor may have been issued (pro rata as provided in subsection (b) above), for application to the payment of such Senior Indebtedness of the Guarantor until all such Senior Indebtedness of the Guarantor shall have been paid in full, after giving effect to any concurrent payment or distribution or provision therefor to the holders of such Senior Indebtedness of the Guarantor, except that Holders of the Securities would be entitled to receive securities that are subordinated to Senior Indebtedness of the Guarantor to at least the same extent as the Securities.

            Upon any distribution of assets of the Guarantor referred to in this
Article 7, the Trustee, subject to the provisions of Sections 9.01 and 9.02, and the Holders of the Securities shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such dissolution, winding up, liquidation or reorganization proceedings are pending, or a certificate of the liquidating trustee or agent or other Person making any distribution to the Trustee or the Holders of the Securities, for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of the Senior Indebtedness of the Guarantor and other Indebtedness of the Guarantor, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article 7.

            The Guarantor shall give prompt written notice to the Trustee of any dissolution, winding up, liquidation or reorganization of the Guarantor.

            Section 7.05. Securityholders To Be Subrogated to Rights of Holders of Senior Indebtedness of the Guarantor. Subject to the payment in full of all Senior Indebtedness of the Guarantor, the Holders of the Securities shall be subrogated equally and ratably to the rights of the holders of the Senior Indebtedness of the Guarantor to receive payments or distributions of assets of the Guarantor applicable to the Senior Indebtedness of the Guarantor until all amounts owing on the Securities shall be paid in full, and for the purpose of such subrogation no payments or distributions to the holders of the Senior Indebtedness of the Guarantor by or on behalf of the Guarantor or by or on behalf of the Holders of the Securities by virtue of this Article 7 which otherwise would have been made to the Holders of the Securities shall, as among the Guarantor, its creditors other than holders of Senior Indebtedness of the Guarantor and the Holders of the Securities, be deemed to be payment by the Guarantor to or on account of the Senior Indebtedness of the Guarantor, it being understood that the provisions of this Article 7 are intended solely for the purpose of defining the relative rights of the Holders of the Securities, on the one hand, and the holders of the Senior Indebtedness of the Guarantor, on the other hand.

            Section 7.06. Obligation of the Guarantor Unconditional. Nothing contained in this Article 7 or elsewhere in this Indenture or in any Security is intended to or shall impair, as between the Guarantor and the Holders of the Securities, the obligation of the Guarantor, which is absolute and unconditional, to pay to the Holders of the Securities the principal of and interest on the Securities as and when the same shall become due and payable in accordance with the terms of the Guarantee, or is intended to or shall affect the relative rights of the Holders of the Securities and creditors of the Guarantor other than the holders of the Senior Indebtedness of the Guarantor, nor shall anything herein or therein prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon Default under this Indenture, subject to the rights, if any, under this Article 7 of the holders of Senior Indebtedness of the Guarantor in respect of cash, property or securities of the Guarantor received upon the exercise of any such remedy.

            Nothing contained in this Article 7 or elsewhere in this Indenture or in any Security is intended to or shall affect the obligation of the Guarantor to make, or prevent the Guarantor from making, at any time except during the pendency of any dissolution, winding up, liquidation or reorganization proceeding, and except during the continuance of any default specified in Section 7.03 (not cured or waived), payments at any time of the principal of or interest on the Securities pursuant to the Guarantee.

            Section 7.07. Knowledge of Trustee. Notwithstanding any provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment of monies to or by the Trustee until two Business Days after the Trustee shall have received written notice thereof from the Guarantor, any Securityholder or any Paying Agent or the holder or representative of any class of Senior Indebtedness of the Guarantor.

            Section 7.08. Application by Trustee of Monies Deposited with It. If at least two Business Days prior to the date on which by the terms of this Indenture any monies deposited with the Trustee or any Paying Agent may become payable for any purpose (including, without limitation, the payment of either the principal of or the interest on any Security) the Trustee shall not have received with respect to such monies the notice provided for in Section 7.07, then the Trustee shall have full power and authority to receive such monies and to apply the same to the purpose for which they were received and shall not be affected by any notice to the contrary which may be received by it on or after such date. This Section shall be construed solely for the benefit of the Trustee and such Paying Agent and shall not otherwise affect the rights of holders of Senior Indebtedness of the Guarantor.

            Section 7.09. Subordination Rights Not Impaired by Acts or Omissions of Guarantor or Holders of Senior Indebtedness of the Guarantor. No right of any present or future holders of any Senior Indebtedness of the Guarantor to enforce subordination as provided herein shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Guarantor or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Guarantor with the terms of this Indenture, regardless of any knowledge thereof which any such holder may have or be otherwise charged with. The holders of Senior Indebtedness of the Guarantor may extend, renew, modify or amend the terms of the Senior Indebtedness of the Guarantor, or any security therefor and release, sell or exchange such security and otherwise deal freely with the Guarantor, all without affecting the liabilities and obligations of the parties to the Indenture or the Holders. No provision in any supplemental indenture which affects the superior position of the holders of Senior Indebtedness of the Guarantor shall be effective against the holders of Senior Indebtedness of the Guarantor who have not consented thereto.

            Section 7.10. Securityholders Authorize Trustee To Effectuate Subordination of Guarantee. Each Holder of Securities by acceptance thereof authorizes and expressly directs the

Trustee on its, his or her behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article 7 and appoints the Trustee its, his or her attorney-in-fact for such purpose, including, in the event of any dissolution, winding up, liquidation or reorganization of the Guarantor (whether in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors or otherwise) tending towards liquidation of the business and assets of the Guarantor, the immediate filing of a claim for the unpaid balance, pursuant to the Guarantee, of its, his or her Securities, in the form required in said proceedings and cause said claim to be approved. If the Trustee does not file a proper claim or proof of debt in the form required in such proceeding prior to 30 days before the expiration of the time to file such claim or claims, then the holders of Senior Indebtedness of the Guarantor have the right to file and are hereby authorized to file an appropriate claim for and on behalf of the Holders of said Securities.

            Section 7.11. Right of Trustee To Hold Senior Indebtedness of the Guarantor. The Trustee shall be entitled to all of the rights set forth in this
Article 7 in respect of any Senior Indebtedness of the Guarantor at any time held by it to the same extent as any other holder of Senior Indebtedness of the Guarantor, and nothing in this Indenture shall be construed to deprive the Trustee of any of its rights as such holder.

            Section 7.12. Article 7 Not To Prevent Events of Default. The failure to make a payment on account of principal or interest by reason of any provision in this Article 7 shall not be construed as preventing the occurrence of an Event of Default under Section 8.01.

            Section 7.13. Execution and Delivery of Guarantee. To evidence the Guarantee set forth in this Article 7, the Guarantor hereby agrees that a notation of the Guarantee, substantially in the form of Exhibit B hereto, shall be endorsed on each Security authenticated and delivered by the Trustee and that this Indenture shall be executed on behalf of the Guarantor by the Chairman of the Board, its President or one of its Vice Presidents under a facsimile of its seal reproduced thereon.

            The Guarantor hereby agrees that its Guarantee shall remain in full force and effect notwithstanding any failure to endorse on each Security a notation of the Guarantee.

            If an Officer whose signature is on this Indenture or on the Securities no longer holds that office at the time the Trustee authenticates the Security on which a notation of the Guarantee is endorsed, the Guarantee shall be valid nevertheless.

            The delivery of any Security by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of the Guarantee set forth in this Indenture on behalf of the Guarantor.

            Section 7.14. Subordination of Indebtedness Owed by the Company to the Guarantor. Any indebtedness owed by the Company to the Guarantor shall be subordinate to all obligations of the Company with respect to the Securities and this Indenture to the same extent as the Securities are subordinated to Senior Indebtedness of the Company.

            Section 7.15. Officers' Certificate. If there occurs an event referred to in the first sentence of Section 7.04(c) or the first sentence of
Section 7.04, the Guarantor shall promptly give to the Trustee an Officers' Certificate (on which the Trustee may conclusively rely) identifying all holders of Senior Indebtedness of the Guarantor and the principal amount of Senior Indebtedness of the Guarantor then outstanding held by each such holder and stating the reasons why such Officers' Certificate is being delivered to the Trustee.

                                ARTICLE 8.

                           Defaults and Remedies

            Section 8.01. Events of Default. An "Event of Default" on a Series occurs if:

            (1) the Company or the Guarantor defaults in the payment of interest on any Security of the Series when the same becomes due and payable and the default continues for a period of 30 days whether or not such payment shall be prohibited by the provisions of Article 6 or Article 7; or

            (2) the Company or the Guarantor defaults in the payment of the principal of any Security of the Series when the same becomes due and payable at maturity or upon redemption, whether or not such payment shall be prohibited by the provisions of Article 6 or Article 7; or

            (3) the Company or the Guarantor fails to comply with any of its other agreements in the Securities, the Guarantee or this Indenture applicable to the Series and and such failure continues for the period and after the notice specified below; or

            (4) there occurs a default in the payment of indebtedness of the Company, the Guarantor or any Subsidiary under the terms of the instrument evidencing or securing such indebtedness permitting the holder thereof to accelerate the payment of in excess of an aggregate of $2,000,000 in principal amount of such indebtedness (after the lapse of applicable grace periods) or, in the case of non-payment defaults, there occurs an acceleration of any such indebtedness if such acceleration is not rescinded or annulled within 10 days after such acceleration; provided, the term "indebtedness" as used in this
Section 8.01(4) shall not include an acceleration of or default on Non-Recourse Indebtedness (a) if the Guarantor would be able to declare a dividend pursuant to the terms of such Series in the amount of the excess of the aggregate book value of all property (net of any previous write-downs or reserves in respect of such property) subject to the Non-Recourse Indebtedness being accelerated or in default over such Non-Recourse Indebtedness or (b) would consists of a purchase money obligation, provided such purchase money obligation does not exceed $2,000,000 in aggregate principal amount, whether or not the Guarantor is so diligently contesting); or

            (5) a final judgment for the payment of money in an amount in excess of $2,000,000 shall be entered against the Company, the Guarantor or any Subsidiary, and shall remain undischarged for a period (during which execution shall not be effectively stayed) of 60 days after the date on which the right to appeal has expired; provided the term "final judgment" shall not include a Non-Recourse Judgment unless the book value of all property (net of any previous write-downs or reserves in respect of such property) subject to such

Non-Recourse Judgment exceeds the amount of such Non-Recourse Judgment by more than $5,000,000; or

            (6) the Company and the Guarantor pursuant to or within the meaning of any Bankruptcy Law:

            (A) commences a voluntary case,

            (B) consents to the entry of an order for relief against it in an involuntary case,

            (C) consents to the appointment of a Custodian of it or for all or substantially all of its property, or

            (D) makes a general assignment for the benefit of its creditors; or

            (7) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

            (A) provides for relief against the Company and the Guarantor in an involuntary case,

            (B) appoints a Custodian of the Company and the Guarantor for all or substantially all of its property, or

            (C) orders the liquidation of the Company and the Guarantor and the order or decree remains unstayed and in effect for 90 days; or

            (8) the Guarantee shall for any reason (other than pursuant to its terms) cease to be in full force and effect.

            The term "Bankruptcy Law" means Title 11, U.S. Code or any similar Federal or State law for the relief of debtors. The term "Custodian" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

            A default under clause (3) is not an Event of Default until the Trustee or the Holders of at least 25% in principal amount of the Securities of the Series affected notify the Company of the default and the Company does not cure the default within 60 days after receipt of the notice. The notice must specify the default, demand that it be remedied and state that the notice is a "Notice of Default."

            Section 8.02. Acceleration. If an Event of Default (other than an Event of Default under Section 8.01(6) or 8.01(7)) on a Series occurs and is continuing, the Trustee by notice to the Company [and the Person or Persons designated to receive notices for the Agent (or other Person acting on behalf of the banks) under the Revolving Credit Agreement],* or the Holders of at least 25% in principal amount of the outstanding Securities of the Series by notice to the Company, the Trustee and such Person or Persons (either such notice is referred to herein as an "Acceleration Notice") may declare the unpaid principal of and accrued and unpaid interest on all the Securities of the Series to be due and payable if, with respect to such Series, (i)(a) no Designated Senior Debt of the Company or the Guarantor is outstanding, or (b) if the Securities of the Series are not subordinated to other indebtedness of the Company, immediately, or (ii) if Designated Senior Debt of the Company or the Guarantor is outstanding and the Securities of the Series are subordinated to other indebtedness of the Company, upon the earlier of (A) ten days after such Acceleration Notice is received by the Company and (B) the acceleration of any Senior Indebtedness of the Company or the Guarantor. If an Event of Default specified in Section 8.01(6) or 8.01(7) occurs, the unpaid principal of and accrued and unpaid interest on the Securities then outstanding shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Securityholder. The Holders of a majority in principal amount of the Securities of the Series by notice to the Trustee may rescind such declaration or acceleration and its consequences if all existing Events of Default have been cured or waived (except nonpayment of principal or interest that has become due solely because of the acceleration) and if the rescission would not conflict with any judgment or decree.

            [The Company and the Guarantor (i) agree, promptly after execution of this Indenture, to notify the Trustee in writing of the Person or Persons referred to in the first sentence of this Section 8.02 and (ii) agree, promptly after any change thereof, to so notify the Trustee. Any failure by the Trustee or holders of Securities to give an Acceleration Notice to such Person or Persons will not affect the substance or validity of the Acceleration Notice provided that it is otherwise given in accordance with the first paragraph of this Section 8.02.]*

            Section 8.03. Other Remedies. If an Event of Default on a Series occurs and is continuing, the Trustee may

--------------------
* If applicable.

pursue any available remedy by proceeding at law or in equity to collect the payment of principal or interest on the Series or to enforce the performance of any provisions of the Securities or this Indenture and applicable to the Series.

            The Trustee may maintain a proceeding even if it does not possess any of the Securities or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Securityholder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative to the extent permitted by law.

            Section 8.04. Waiver of Past Defaults. Subject to Section 12.02, the Holders of a majority in principal amount of the Securities of a Series by notice to the Trustee may waive on behalf of all Holders of Securities of the Series an existing Default and its consequences. When a Default is waived, it is cured and stops continuing, but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

            Section 8.05. Control by Majority. The Holders of a majority in principal amount of the Securities of a Series may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on it with respect to such Series. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture, that is unduly prejudicial to the rights of another Securityholder, or that would involve the Trustee in personal liability.

            Section 8.06. Limitation on Suits. A Securityholder may not pursue any remedy with respect to this Indenture or the Series unless:

            (1) the Holder gives to the Trustee written notice of a continuing Event of Default;

            (2) the Holders of at least 25% in principal amount of the Securities of the Series make a written request to the Trustee to pursue the remedy;

            (3) such Holder or Holders offer to the Trustee indemnity satisfactory to the Trustee against any loss, liability or expense;

            (4) the Trustee does not comply with the request within 60 days after receipt of the request and the offer of indemnity; and

            (5) during such 60-day period the Holders of a majority in principal amount of the Securities do not give the Trustee a direction inconsistent with such request.

            A Securityholder may not use this Indenture to prejudice the rights of another Securityholder or to obtain a preference or priority over another Securityholder.

            Section 8.07. Rights of Holders To Receive Payment. Notwithstanding any other provisions of this Indenture, the right of any Holder of a Security to receive payment of principal of and interest on the Security, on or after the respective due dates expressed in the Security, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of the Holder.

            Section 8.08. Collection Suit by Trustee. If an Event of Default in payment of interest or principal specified in Section 8.01(1) or (2) occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company, the Guarantor or any other obligor on the Securities for the whole amount of principal and interest remaining unpaid.

            Section 8.09. Trustee May File Proofs of Claim. The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and the Securityholders allowed in any judicial proceedings relative to the Company (or any other obligor upon the Securities, including the Guarantor), its creditors or its property.

            Section 8.10. Priorities. If the Trustee collects any money pursuant to this Article 8, it shall pay out the money in the following order:

            First:  to the Trustee for amounts due under Section 9.07;

            Second: to the holders of Senior Indebtedness of the Company as required by Article 6 and to the holders of Senior Indebtedness of the Guarantor as required by Article 7;

            Third: to Securityholders of the Series for amounts due and unpaid on the Securities for principal and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Series for principal and interest, respectively; and

            Fourth:  to the Company, or its designee.

            The Trustee may fix a record date and payment date for any payment to Securityholders.

            Section 8.11. Undertaking for Costs. In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 8.07, or a suit by Holders of more than 10% in principal amount of the Securities of the Series.

                                ARTICLE 9.

                                  Trustee

            Section 9.01.  Duties of Trustee.

            a. If an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture and use the same degree of care and skill in its exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

            b. Except during the continuance of an Event of Default:

            (1) The Trustee need perform only those duties that are specifically set forth in this Indenture and no others.

            (2) In the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

            c. The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

            (1) This paragraph does not limit the effect of paragraph (b) of this Section.

            (2) The Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts.

            (3) The Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 8.05.

            d. Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b) and (c) of this Section.

            e. The Trustee may refuse to perform any duty or exercise any right or power unless it receives indemnity satisfactory to it against any loss, liability or expense.

            f. The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree with the Company or the Guarantor, as the case may be.

            g. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

            Section 9.02. Rights of Trustee. Subject to Section 9.01:

            a. The Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter stated in the document.

            b. Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on the Certificate or Opinion.

            c. The Trustee may act through agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

            d. The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers.

            Section 9.03. Individual Rights of Trustee. The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company or its affiliates with the same rights it would have if it were not Trustee. Any Paying Agent, Registrar or co-registrar may do the same with like rights. However, the Trustee must comply with Sections 9.10 and 9.11.

            Section 9.04. Trustee Disclaimer. The Trustee makes no representation as to the validity or adequacy of this Indenture or the Securities, it shall not be accountable for the Company's use of the proceeds from the Securities, and it shall not be responsible for any statement in the Securities other than its certificate of authentication.

            Section 9.05. Notice of Defaults. If a Default on a Series occurs and is continuing and if it is known to the Trustee, the Trustee shall mail to each Securityholder notice of the Default within 90 days after it occurs. Except in the case of a default in payment of principal or interest on a Series, the Trustee may withhold the notice if and so long as a committee of its Trust Officers in good faith determines that withholding the notice is in the interests of Securityholders of the Series.

            Section 9.06. Reports by Trustee to Holders. Within 60 days after each May 15 beginning with the May 15 following the date of this Indenture, the Trustee shall mail to each Securityholder, if required by TIA Section 313(a), a brief report dated as of such May 15 that complies with TIA Section 313(a). The Trustee also shall comply with TIA Section 313(b) and Section 313(c).

            A copy of each report at the time of its mailing to Securityholders shall be filed with the SEC and each stock exchange on which the Securities are listed. The Company shall notify the Trustee when the Securities have been listed on any securities exchange.

            Section 9.07. Compensation and Indemnity. The Company and the Guarantor shall pay to the Trustee from time to time reasonable compensation for its services. The Trustee's compensation hereunder shall not be limited by any law on compensation relating to the trustee of an express trust. The Company and the Guarantor shall reimburse the Trustee upon request for all reasonable out-of-pocket expenses incurred by it. Such expenses shall include the reasonable compensation and expenses of the Trustee's agents and counsel. The Company and the Guarantor shall indemnify and hold harmless the Trustee against any loss or liability incurred by it in the administration of this trust or the performance of its duties hereunder. The Trustee shall notify the Company and the Guarantor promptly of any claim for which it may seek indemnity. The Company and the Guarantor shall defend the claim and the Trustee shall cooperate in the defense. In the event that counsel to the Trustee shall advise counsel to the Company and the Guarantor that there may be defenses reasonably available to the Trustee different than or additional to those available to the Company and the Guarantor, then in such event the Trustee shall be permitted to employ counsel of its choosing at the expense of the Company and the Guarantor. The Company and the Guarantor need not pay for any settlement made without their consent. The Company and the Guarantor need not reimburse any expense or indemnify against any loss or liability incurred by the Trustee through negligence, bad faith or with willful misconduct.

            To ensure the Company's and the Guarantor's payment obligations in this Section, the Trustee shall have a claim prior to the Securities on all money or property held or collected by the Trustee, except that held in trust to pay principal and interest on particular Securities.

            When the Trustee incurs expenses or renders services after an Event of Default specified in Section 8.01(6) or (7) occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under any Bankruptcy Law.

            Section 9.08. Replacement of Trustee. The Trustee may resign by so notifying the Company. The Holders of a majority in principal amount of the Securities may remove the Trustee by so notifying the Trustee to be removed and may appoint a successor Trustee with the Company's and the Guarantor's consent. The Company or the Guarantor may remove the Trustee if:

            1. the Trustee fails to comply with Section 9.10;

            2. the Trustee is adjudged a bankrupt or an insolvent;

            3. a receiver or other public officer takes charge of the Trustee or its property; or

            4. the Trustee becomes incapable of acting.

            If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint a successor Trustee.

            A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Immediately after that, the retiring Trustee shall transfer all property held by it as Trustee to the successor Trustee (subject to the prior claim provided by Section 9.07). Any resignation or removal of the Trustee and any appointment of a successor Trustee shall become effective upon acceptance of appointment by the successor Trustee. The successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. A successor Trustee shall mail notice of its succession to each Securityholder.

            If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company of the Holders of a majority in principal amount of the Securities may petition any court of competent jurisdiction for the appointment of a successor Trustee.

            If the Trustee fails to comply with Section 9.10, any Securityholder may, subject to Section 8.11, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

            Section 9.09. Successor Trustee by Merger, etc. If the Trustee consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust assets to, another corporation, the resulting, surviving or transferee corporation without any further act shall be the successor Trustee.

            Section 9.10. Eligibility; Disqualification. This Indenture shall always have a Trustee who satisfies the requirements of TIA Section 310(a)(1). The Trustee shall have a combined capital and surplus of at least $15,000,000 as set forth in the most recent published annual report of condition. The Trustee shall comply with TIA Section 310(b).

            Section 9.11. Preferential Collection of Claims Against Company. The Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). A Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated.

                                ARTICLE 10.

                         CONVERSION OF SECURITIES

            Section 10.01. Applicability of Article. Securities of any Series which are convertible into Common Stock at the option of the Holder shall be convertible in accordance with their terms and unless the Authorizing Resolution provides otherwise, in accordance with this Article. Each reference in this
Article 10 to "a Security" or "the Securities" refers to the Securities of the particular Series that is convertible into Common Stock. If more than one Series of Securities with conversion privileges are outstanding at any time, the provisions of this Article 10 shall be applied separately to each such Series.

            Section 10.02. Conversion Privilege. Subject to and upon compliance with the provisions of this Article 10, the Holder of any Security so designated shall have the right, at its, his or her option, at any time prior to the close of business on the date specified in the Securities of such Series (or if such Security or portion thereof is called for redemption prior to such date, then in respect of such Security or portion thereof to and including but not after the close of business on the second day (or, if such day is not a Business Day, then on the next following Business Day) preceding the date fixed for such redemption) to convert the principal amount of any such Security, or any portion of such principal amount which is $1,000 or an integral multiple thereof, into that number of fully paid and non-assessable shares of the Guarantor's Common Stock (calculated as to each conversion to the nearest 1/100th of a share) obtained by dividing the principal amount of the Security or portion thereof to be converted by the Conversion Price and by surrender of the Security so to be converted in whole or in part, such surrender to be made in the manner provided in Section 10.03. Notwithstanding the previous sentence, if the Company shall fail to redeem a Security which has been called for redemption, the Holder of such Security shall retain the right to convert such Security as provided in this Article 10.

            Section 10.03. Manner of Exercise of Conversion Privilege. In order to exercise a conversion privilege, the Holder of any Security to be converted in whole or in part shall surrender such Security at any of the offices or agencies to be maintained for such purpose by the Company pursuant to Section 2.03, and shall give notice to the Company and the Guarantor in the form provided in the Security, duly executed, at such office or agency that the Holder elects to convert such Security or the portion thereof specified in said notice. Such notice shall also state the name or names, together with the address or addresses, in which the certificate or certificates for shares of Common Stock which shall be issuable on such conversion shall be issued. Each Security surrendered for conversion shall, unless the shares issuable on conversion are to be issued in the same name as the name in which such Security is registered, be accompanied by instruments of transfer, in form satisfactory to the Guarantor, duly executed by the Holder or its, his or her duly authorized attorney. Securities so surrendered during the period from the close of business on a Record Date, or the next preceding Business Day if such Record Date is not a Business Day, preceding any Interest Payment Date to the opening of business on such Interest Payment Date (excluding Securities or portions thereof called for redemption during such period) shall also be accompanied by payment in next-day funds or other funds acceptable to the Guarantor of an amount equal to the interest payable on such Interest Payment Date on the principal amount of such Security then being converted; provided, however, that, if the Company shall default on the payment of said interest, said funds shall be returnable to the payor thereof. As promptly as practicable after the surrender of such Security, as aforesaid, the Guarantor shall issue and shall deliver at such office or agency to such Holder, or on its, his or her written order, a certificate or certificates for the number of full shares of Common Stock issuable upon the conversion of such Security or portion thereof in accordance with the provisions of this Article 10 and any fractional interest in respect of a share of Common Stock arising upon such conversion shall be settled as provided in Section
10.04. In case any Security of a denomination greater than $1,000 shall be surrendered for partial conversion, the Company and the Guarantor shall execute and the Trustee shall authenticate and deliver to or upon the order of the Holder of the Security so surrendered, at the expense of the Company, a new Security or Securities and Guarantee or Guarantees in authorized denominations in an aggregate principal amount equal to the unconverted portion of the surrendered Security. Such conversion shall be deemed to have been effected immediately prior to the close of business on the date on which such Security shall have been surrendered and such notice received by the Company and the Guarantor as aforesaid, and the Person or Persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby at such time and such conversion shall be at the Conversion Price in effect at such time, unless the stock transfer books of the Guarantor shall be closed on that date, in which event such Person or Persons shall be deemed to have become such holder or holders of record at the close of business on the next succeeding day on which such stock transfer books are open, but such conversion shall be at the Conversion Price in effect on the date upon which such Security shall have been surrendered and such notice received by the Company and the Guarantor. Subject to the aforesaid requirement for a payment in the event of conversion after the close of business on a Record Date preceding an Interest Payment Date, no payment or adjustment shall be made on conversion for interest accrued on the Securities surrendered for conversion or for dividends on the Common Stock delivered on such conversion.

            Section 10.04. Payment in Lieu of Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of the Securities. Instead of any fractional interest in a share of Common Stock which would otherwise be deliverable upon the conversion of any Security or Securities, the Company and/or the Guarantor shall make an adjustment therefor to the nearest 1/100th of a share in cash at the Current Market Price thereof at the close of business on the Business Day next preceding the day of conversion. If more than one Security shall be surrendered for conversion at one time by the same Holder, the number of full shares issuable upon conversion thereof shall be computed on the basis of the aggregate principal amount of the Securities, or specified portions thereof to be converted, so surrendered.

            Section 10.05. Adjustment of Conversion Price. The Conversion Price shall be adjusted from time to time as follows:

            a. In case the Guarantor shall hereafter (i) pay a dividend or make a distribution on its Common Stock in shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares, (iii) combine its outstanding shares of Common Stock into a smaller number of shares, or (iv) issue by reclassification of its Common Stock any shares of Capital Stock of the Guarantor, the Conversion Price in effect immediately prior to such action shall be adjusted so that the Holder of any Security thereafter surrendered for conversion shall be entitled to receive the number of shares of Common Stock or other Capital Stock of the Guarantor which he would have owned immediately following such action had such Security been converted immediately prior thereto. An adjustment made pursuant to this subsection (a) shall become effective immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification. If, as a result of an adjustment made pursuant to this subsection (a), the Holder of any Security thereafter surrendered for conversion shall become entitled to receive shares of two or more classes of Capital Stock or shares of Common Stock and other Capital Stock of the Guarantor, the Board of Directors (whose determination shall be conclusive and shall be described in a statement filed with the Trustee and with the Registrar) shall determine in an equitable manner the allocation of the adjusted Conversion Price between or among shares of such classes of Capital Stock or shares of Common Stock and other Capital Stock.

            b. In case the Guarantor shall hereafter issue rights or warrants to holders of its outstanding shares of

      Common Stock generally entitling them (for a period expiring within 45 days after the record date mentioned below) to subscribe for or purchase shares of Common Stock at a price per share less than the Current Market Price per share of the Common Stock on the record date mentioned below, the Conversion Price of the shares of Common Stock shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the date of issuance of such rights or warrants by a fraction of which the numerator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights or warrants plus the number of shares which the aggregate offering price of the total number of shares so offered would purchase at such Current Market Price, and of which the denominator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights or warrants plus the number of additional shares of Common Stock offered for subscription or purchase. Such adjustment shall become effective immediately after the record date for the determination of shareholders entitled to receive such rights or warrants.

            c. In case the Guarantor shall hereafter distribute to holders of its outstanding Common Stock generally evidences of its indebtedness or assets (excluding any cash dividend paid from retained earnings of the Guarantor and dividends or distributions payable in stock for which adjustment is made pursuant to subsection (a) of this Section 10.05) or rights or warrants to subscribe to securities of the Guarantor (excluding those referred to in subsection (b) of this Section 10.05), then in each such case the Conversion Price of the shares of Common Stock shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the date of such distribution by a fraction of which the numerator shall be the Current Market Price per share of the Common Stock on the record date mentioned below less the then fair market value (as determined by the Board of Directors, whose determination shall be conclusive and shall be described in a statement filed with the Trustee and with the Registrar) of the portion of the evidences of indebtedness or assets so distributed to the holder of one share of Common Stock or of such subscription rights or warrants applicable to one share of Common Stock, and of which the denominator shall be such Current Market Price per share of Common Stock. Such adjustment shall become effective immediately after the record date for the determination of shareholders entitled to receive such distribution.

            d. In any case in which this Section 10.05 shall require that an adjustment be made immediately following a record date, the Guarantor may elect to defer (but only until five Business Days following the filing by the Company with the Trustee and the Registrar of the certificate of independent public accountants described in subsection (f) of this Section 10.05) issuing to the Holder of any Security converted after such record date the shares of Common Stock issuable upon such conversion over and above the shares of Common Stock issuable upon such conversion on the basis of the Conversion Price prior to adjustment.

            e. No adjustment in the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least 1% of such price; provided, however, that any adjustments which by reason of this subsection (e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment, and provided further that adjustment shall be required and made in accordance with the provisions of this Article 10 (other than this subsection (e)), not later than such time as may be required in order to preserve the tax-free nature of a distribution to the holders of Securities or Common Stock. All calculations under this Section 10.05 shall be made to the nearest cent or to the nearest 1/100th of a share, as the case may be. Anything in this
      Section 10.05 to the contrary notwithstanding, the Guarantor shall be entitled to make such reductions in the Conversion Price, in addition to those required by this Section 10.05, as it in its discretion shall determine to be advisable in order that any stock dividend, subdivision of shares, distribution of rights to purchase stock or securities, or distribution of securities convertible into or exchangeable for stock hereafter made by the Guarantor to its shareholders shall not be taxable.

            f. Whenever the Conversion Price is adjusted as herein provided, (i) the Company and the Guarantor shall promptly file with the Trustee and the Registrar a certificate of a firm of independent public accountants setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment and the manner of computing the same, which certificate shall be conclusive evidence of the correctness of such adjustment and (ii) a notice stating that the Conversion Price has been adjusted and setting forth the adjusted Conversion Price shall forthwith be given by the Company and the Guarantor to the Holders in the manner provided in Section 13.02. Subject to TIA Section 315(a), (c) and
      (d), the Trustee and any conversion agent shall be under no duty or responsibility with respect to any such certificate or the certificate provided for in Section 10.10 except to exhibit the same from time to time to any Holder of a Security desiring an inspection of such certificate.

            g. In the event that at any time as a result of an adjustment made pursuant to subsection (a) of this Section 10.05, the Holder of any Security thereafter surrendered for conversion shall become entitled to receive any shares of the Guarantor other than shares of Common Stock, thereafter the Conversion Price of such other shares so receivable upon conversion of any Security shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to Common Stock contained in this Article 10.

            Section 10.06.  Notice of Certain Corporate Action. In the event:

            a. the Guarantor shall take any action which would require an adjustment in the Conversion Price pursuant to Section 10.05(c); or

            b. the Guarantor shall authorize the granting to the holders of its Common Stock (as a class) of rights or warrants to subscribe for or purchase any shares of stock of any class or of any other rights; or

            c. there shall be any capital reorganization or reclassification of the Common Stock (other than a subdivision or combination of the outstanding Common Stock and other than a change in the par value of the Common Stock), or any consolidation or merger to which the Guarantor is a party or any statutory exchange of securities with another corporation and for which approval of any shareholders of the Guarantor is required, or any sale or transfer of all or substantially all of the assets of the Guarantor; or

            d. there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Guarantor;

then the Company and the Guarantor shall cause to be filed with the Trustee and the Registrar, and shall cause to be given to the Holders, in the manner provided in Section 13.02, at least 14 days prior to the applicable date hereinafter specified, a notice stating (i) the date on which a record is to be taken for the purpose of such distribution or rights, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such distribution or rights are to be determined, or (ii) the date on which such reorganization, reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up. Failure to give such notice or any defect therein shall not affect the legality or validity of the proceedings described in subsection (a), (b), (c) or (d) of this Section 10.06.

            Section 10.07. Guarantor To Provide Stock. The Guarantor covenants that it will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued shares of Common Stock or its issued shares of Common Stock held in its treasury, or both, for the purpose of effecting conversions of Securities, the full number of shares of Common Stock deliverable upon the conversion of all outstanding Securities not theretofore converted. For purposes of this Section 10.07, the number of shares of Common Stock which shall be deliverable upon the conversion of all outstanding Securities shall be computed as if at the time of computation all outstanding Securities were held by a single Holder.

            Before taking any action which would cause an adjustment reducing the Conversion Price below the then par value (if any) of the shares of Common Stock deliverable upon conversions of the Securities, the Guarantor will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Guarantor may validly and legally issue fully paid and non-assessable shares of Common Stock at such adjusted Conversion Price.

            The Guarantor will endeavor to list the shares of Common Stock required to be delivered upon conversion of Securities prior to such delivery upon each national securities exchange, if any, upon which the outstanding Common Stock is listed at the time of such delivery.

            Prior to the delivery of any securities which the Guarantor shall be obligated to deliver upon conversion of the Securities, the Guarantor will endeavor to comply with all federal and state laws and regulations thereunder requiring the registration of such securities with, or any approval of or consent to the delivery thereof by, any governmental authority.

            Section 10.08. Taxes on Conversions. The Company and/or the Guarantor will pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of shares of Common Stock on conversions of Securities pursuant hereto; provided, however, that neither the Company nor the Guarantor shall be required to pay any tax which may be payable in respect of any transfer involved in the issue or delivery of shares of Common Stock in a name other than that of the Holder of the Securities to be converted and no such issue or delivery shall be made unless and until the person requesting such issue or delivery has paid to the Company and/or the Guarantor the amount of any such tax or has established, to the satisfaction of the Company and the Guarantor, that such tax has been paid.

            Section 10.09. Covenant as to Stock. The Guarantor covenants that all shares of Common Stock which may be delivered upon conversions of Securities will upon delivery be duly and validly issued and fully paid and non-assessable, free of all liens and charges and not subject to any preemptive rights.

            Section 10.10. Consolidation or Merger. Notwithstanding any other provision herein to the contrary, in case of any consolidation or merger to which the Guarantor is a party other than a merger or consolidation in which the Guarantor is the continuing corporation, or in case of any sale or conveyance to another corporation of the property of the Guarantor as an entirety or substantially as an entirety, or in the case of any statutory exchange of securities with another corporation (including any exchange effected in connection with a merger of a third corporation into the Guarantor), there shall be no adjustments under Section 10.05 but the Holder of each Security then outstanding shall have the right thereafter to convert such Security into the kind and amount of securities, cash or other property which he would have owned or have been entitled to receive immediately after such consolidation, merger, statutory exchange, sale or conveyance had such Security been converted immediately prior to the effective date of such consolidation, merger, statutory exchange, sale or conveyance and in any such case, if necessary, appropriate adjustment shall be made in the application of the provisions set forth in this Article 10 with respect to the rights and interests thereafter of the Holders of the Securities, to the end that the provisions set forth in this Article 10 shall thereafter correspondingly be made applicable, as nearly as may reasonably be, in relation to any shares of stock or other securities or property thereafter deliverable on the conversion of the Securities. Any such adjustment shall be made by and set forth in a supplemental indenture executed by the Company, the Guarantor and the Trustee and approved by a firm of independent public accountants, evidenced by a certificate to that effect; and any adjustment so approved shall for all purposes hereof conclusively be deemed to be an appropriate adjustment.

            The above provisions of this Section 10.10 shall similarly apply to successive consolidations, mergers, statutory exchanges, sales or conveyances.

            The Company shall give notice of the execution of such a supplemental indenture to the Holders of Securities in the manner provided in
Section 13.02 within 30 days after the execution thereof.

            The Trustee shall not be under any responsibility to determine the correctness of any provisions contained in such supplemental indenture relating either to the kind or amount of shares of stock or securities or property receivable by Holders upon the conversion of their Securities after any such consolidation, merger, statutory exchange, sale or conveyance, or to any adjustment to be made with respect thereto.

            Section 10.11. Disclaimer of Responsibility for Certain Matters. Neither the Trustee nor the Registrar shall at any time be under any duty or responsibility to any Holder of Securities to determine whether any facts exist which may require any adjustment of the Conversion Price, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed, or herein or in any supplemental indenture provided to be employed, in making the same. Neither the Trustee nor the Registrar shall be accountable with respect to the listing or registration referred to in

Section 10.07 or the validity or value (or the kind or amount) of any shares of Common Stock, or of any securities or property, which may at any time be issued or delivered upon the conversion of any Security; and neither the Trustee nor the Registrar makes any representation with respect thereto. Neither the Trustee nor the Registrar shall be responsible for any failure of the Guarantor to issue, transfer or deliver any shares of Common Stock or stock certificates or other securities or property or to make any cash payment upon the surrender of any Security for the purpose of conversion or, subject to TIA Section 315(a),
(c) and (d), to comply with any of the covenants contained in this Article 10.

                                ARTICLE 11.

                          Discharge of Indenture

            Section 11.01.  Termination of the Company's and the
Guarantor's Obligations. Securities of a Series may be defeased in accordance with their terms and, unless the Authorizing Resolution provides otherwise, in accordance with this Article.

            The Company may terminate all of its obligations under the Securities of a Series and this Indenture, to the extent its obligations under this Indenture relate to that Series, and the obligations of the Guarantor shall terminate if all Securities of a Series previously authenticated and delivered (other than destroyed, lost or stolen Securities which have been replaced or paid) have been delivered to the Trustee for cancellation or if:

            1. the Securities mature within one year or all of them are to be called for redemption within one year under arrangements satisfactory to the Trustee for giving the notice of redemption; and

            2. the Company irrevocably deposits in trust with the Trustee money sufficient to pay principal of and interest on the outstanding Securities to maturity or redemption, as the case may be. The Company may make the deposit only if Article 6 permits it. Immediately after making the deposit, the Company shall give notice of such event and proposed date of payment to each Securityholder.

            The Company's obligations and, to the extent applicable, the Guarantor's obligations, in Sections 2.03, 2.04,

2.05, 2.06, 2.07, 4.01, 9.07, 9.08 and 11.03 and Article 10, however, shall survive until the Securities are no longer outstanding. Thereafter, the Company's obligations and, to the extent applicable, the Guarantor's obligations, in Sections 9.07 and 11.03 shall survive.

            After a deposit, the Trustee upon request shall acknowledge in writing the discharge of the Company's obligations under the Securities, the Guarantor's obligations under the Guarantee and their obligations under the Indenture except for those surviving obligations specified above.

            Section 11.02. Application of Trust Money. The Trustee shall hold in trust money deposited with it pursuant to Section 11.01. It shall apply the deposited money through the Paying Agent and in accordance with this Indenture to the payment of principal and interest on the Securities.

            Section 11.03. Repayment to Company. The Trustee and the Paying Agent shall promptly pay to the Company upon request any excess money held by them at any time. The Trustee and the Paying Agent shall pay to the Company upon request any money held by them for the payment of principal or interest (including interest, if any, earned on such money) that remains unclaimed for two years; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once in a newspaper of general circulation in The City of New York or mail to each Holder notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication or mailing, any unclaimed balance of such money then remaining will be repaid to the Company. After payment to the Company, Securityholders entitled to any of such money must look to the Company or, if applicable, the Guarantor for payment as general creditors unless applicable abandoned property law designates another person and all liability of the Trustee or Paying Agent with respect to such money shall thereupon cease.

                                ARTICLE 12.

                    Amendments, Supplements and Waivers

            Section 12.01. Without Consent of Holders. The Company may amend or supplement this Indenture or the Securities without notice to or consent of any
Securityholder:

            1. to cure any ambiguity, defect or inconsistency;

            2. to comply with Section 5.01;

            3. to provide for uncertificated Securities in addition to or in place of certificated Securities; or

            4. to make any change that does not adversely affect the rights of any Securityholder.

            Section 12.02. With Consent of Holders. The Company may amend or supplement this Indenture or the Securities without notice to any Securityholder but with the written consent of the Holders of at least a majority in principal amount of the Securities of all Series affected by the amendment voting as a class. The Holders of a majority in principal amount of the Securities may waive compliance by the Company with any provision of this Indenture or the Securities without notice to any Securityholder. However, without the consent of each Securityholder affected, an amendment, supplement or waiver, including a waiver pursuant to Section 8.04, may not:

            1. reduce the amount of Securities whose Holders must consent to an amendment, supplement or waiver;

            2. reduce the rate of or extend the time for payment of interest on any Security;

            3. reduce the principal of or extend the fixed maturity of any Security or alter the redemption provisions with respect thereto;

            4. waive a default in the payment of the principal of or interest on any Security;

            5. modify the provisions of Article 6 (subordination) or Article 7 (guarantee) in a manner adverse to the Holders;

            6. make any security payable in money other than that stated in the Security;

            7. if applicable, make any change that adversely affects the right to convert or the Conversion Price for any Security; or

            8. make any change in Section 8.04 or 8.07 or this Section 12.02.

            After an amendment under this Section 12.02 becomes effective, the Company shall mail to the Holders a notice briefly describing the amendment.

            Section 12.03. Compliance with Trust Indenture Act. Every amendment to or supplement of this Indenture or the Securities shall comply with the TIA as then in effect.

            Section 12.04. Revocation and Effect of Consents. A consent to an amendment, supplement or waiver by a Holder of a Security shall bind the Holder and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security, even if notation of the consent is not made on any Security. However, any such Holder or subsequent Holder may revoke the consent as to the Security or portion of a Security of such Holder. The Trustee must receive the notice of revocation before the date the amendment, supplement or waiver becomes effective.

            After an amendment, supplement or waiver becomes effective, it shall bind every Securityholder unless it makes a change described in clauses (1) through (8) of Section 12.02. In that case the amendment, supplement or waiver shall bind each Holder of a Security who has consented to it and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security.

            Section 12.05. Notation on or Exchange of Securities. If an amendment, supplement or waiver changes the terms of a Security, the Trustee may require the Holder of the Security to deliver it to the Trustee. The Trustee may place an appropriate notation on the Security about the changed terms and return it to the Holder. Alternatively, if the Company or the Trustee so determine, the Company in exchange for the Security shall issue and the Trustee shall authenticate, a new Security that reflects the changed terms.

            Section 12.06. Trustee To Sign Amendments, etc. The Trustee shall sign any amendment, supplement or waiver authorized pursuant to this Article if the amendment, supplement or waiver does not adversely affect the rights or duties of the Trustee. If it does, the Trustee may but need not sign it. In signing any amendment, supplement or waiver, the trustee may rely on an Opinion of Counsel which shall state that such amendment, supplement or waiver is permitted under this Article 12.

                                ARTICLE 13.

                               Miscellaneous

            Section 13.01. Trust Indenture Act Controls. If any provision of this Indenture limits, qualifies, or conflicts with another provision which is required to be included in this Indenture by the TIA or the TIA as amended after the date hereof, the required provision shall control.

            Section 13.02. Notices. Any notice or communication shall be sufficiently given if in writing and delivered in person or mailed by first-class mail addressed as follows:

      if to the Company or the Guarantor:

            Toll Brothers, Inc.
            3103 Philmont Avenue
            Huntingdon Valley, Pennsylvania  19006
            Attention:  Chief Financial Officer

      with a copy to:

            Mark K. Kessler, Esquire
            Wolf, Block, Schorr and Solis-Cohen
            Twelfth Floor Packard Building
            15th and Chestnut Streets
            Philadelphia, PA  19102

      if to the Trustee:

            The Company, the Guarantor or the Trustee by notice to the other may designate additional or different addresses for subsequent notices or communications.

            Any notice or communication mailed to a Securityholder shall be mailed to him at his address as it appears on the registration books of the Registrar and shall be sufficiently given to him if so mailed within the time prescribed. In addition, a copy of each such notice or communication shall be mailed to the Trustee at the address specified above.

            Failure to mail a notice or communication to a Securityholder or any defect in it shall not affect its sufficiency with respect to other Securityholders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it. If the Company or the Guarantor mails a notice or communication to Securityholders, it shall mail a copy of such notice to the Trustee and each agent at the same time.

            Section 13.03. Communication by Holders with Other Holders. Securityholders may communicate pursuant to TIA Section 312(b) with other Securityholders with respect to their rights under this Indenture or the Securities. The Company, the Guarantor, the Trustee, the Registrar and anyone else shall have the protection of TIA Section 312(c).

            Section 13.04. Certificate and Opinion as to Conditions Precedent. Upon any request or application by the Company to the Trustee to take any action under this Indenture, the Company shall furnish to the Trustee:

            1. an Officers' Certificate stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

            2. an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

            Section 13.05. Statements Required in Certificate or Opinion. Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

            1. a statement that the person making such certificate or opinion has read such covenant or condition;

            2. a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

            3. a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

            4. a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

            Section 13.06. When Treasury Securities Disregarded. In determining whether the Holders of the required principal amount of Securities of a Series have concurred in any direction, waiver or consent, Securities of the Series owned by the Company or the Guarantor or by any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or the guarantor shall be disregarded, except that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Securities of the Series which the Trustee knows are so owned shall be so disregarded.

            Section 13.07. Rules by Trustee, Paying Agent, Registrar. The Trustee may make reasonable rules for action by or a meeting of Securityholders. The Paying Agent or Registrar each may make reasonable rules for its functions.

            Section 13.08. Legal Holidays. A "Legal Holiday" is a Saturday, a Sunday, a legal holiday or a day on which banking institutions are not required to be open. If a payment date is a Legal Holiday at a place of payment, payment may be made at that place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period.

            Section 13.09. Governing Law. The laws of the State of New York shall govern this Indenture, the Securities and the Guarantee without regard to principles of conflicts of law.

            Section 13.10. No Adverse Interpretation of Other Agreements. This Indenture may not be used to interpret another indenture, loan or debt agreement of the Company, the Guarantor or a Subsidiary. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

            Section 13.11. No Recourse Against Others. All liability described in paragraph 20 of the Securities of any director, officer, employee or shareholder, as such, of the Company or the Guarantor is waived and released.

            Section 13.12. Successors. All agreements of the Company or the Guarantor in this Indenture and the Securities shall bind its successor. All agreements of the Trustee in this Indenture shall bind its successor.

            Section 13.13. Duplicate Originals. The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

            Section 13.14. Counterparts. This Indenture may be executed in any number of counterparts, all of which shall together constitute one and the same instrument. This Indenture shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all of the parties reflected hereon as the signatories.

                                SIGNATURES


Dated:                              TOLL CORP., as Issuer


                                    By:
                                        -----------------------------
                                        Name:
                                        Title:

(SEAL)

Attest:
       ---------------------------
       Name:
       Title:



Dated:                              TOLL BROTHERS, INC., as Guarantor


                                    By:
                                        -----------------------------
                                        Name:
                                        Title:

(SEAL)

Attest:
        --------------------------
        Name:
        Title:

Dated:                                [Name of Trustee]
                                                    as Trustee


                                    By:
                                        -----------------------------
                                        Name:
                                        Title:

(SEAL)

Attest:
        --------------------------
        Name:
        Title:

No.                                                                   EXHIBIT A


                                TOLL CORP.


promises to pay to


or registered assigns
the principal sum of                      [Dollars]* on

[Title of Security]
Interest Payment Dates:            and
Record Dates:            and

Authenticated:                            Dated:

                                          TOLL CORP.


                                          [Seal]
                                                By

[Name of Trustee]
as Trustee, certifies that
this is one of the Securities
referred to in the Indenture.


By:
      Authorized Signatory


------------------------
* Or other currency. Insert corresponding provisions on reverse side of Security in respect of foreign currency denomination or interest payment requirement.

                              (REVERSE OF SECURITY)

                                   TOLL CORP.

                               [Title of Security]


1.    Interest.

            Toll Corp. (the "Company"), a Delaware corporation, promises to pay interest on the principal amount of this Security at the rate per annum shown
above. The Company will pay interest semi-annually on         and      of
each year (the "Interest Payment Date"), commencing on           . Interest
on the Security will accrue from the most recent date to which interest has been
paid or, if no interest has been paid, from             , provided that, if
there is no existing default in the payment of interest, and if this Security is authenticated between a record date referred to on the face hereof (the "Record Date") and the next succeeding Interest Payment Date, interest shall accrue from such Interest Payment Date. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

2.    Method of Payment.

            The Company will pay interest on the Securities (except defaulted interest) to the persons who are registered holders of Securities at the close of business on the Record Date next preceding the Interest Payment Date. Holders must surrender Securities to a Paying Agent to collect principal payments. The Company will pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. However, the Company may pay principal and interest by wire transfer or by its check payable in such money. It may mail an interest check to a holder's registered address.

3.    Paying Agent and Registrar.

            Initially, [Name of Trustee] (the "Trustee") will act as Paying Agent and Registrar. The Company may change any Paying Agent, Registrar or co-registrar without notice. The Company or any of its subsidiaries may act as Paying Agent, Registrar or co-registrar.

4.    Indenture.

            The Company issued the Securities under an Indenture dated as of
             , among the Company, Toll Brothers, Inc. (the "Guarantor") and the Trustee, as supplemented by the Authorizing Resolutions approved by the
Company and the Guarantor on                 (collectively, the "Indenture").
The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S. Code {{77aaa-77bbbb) as in effect on the date of the Indenture and as may be amended from time to time. The Securities are subject to all such terms, and Securityholders are referred to the Indenture and the Act for a statement of them. Payment of the Securities is guaranteed on a senior subordinated basis by the Guarantor (the "Guarantee").

5.    Optional Redemption.*

            The Company may redeem the Securities at any time on or after in whole, or from time to time in part, at the following redemption prices (expressed as a percentage of principal amount), plus accrued and unpaid interest to the redemption date:

            If redeemed during the 12-month period beginning            ,

            Year                                  Percentage

                 ...............................       %
                 ...............................       %
                 ...............................       %
                 ...............................       %
                 ...............................       %
                 and thereafter.................       %


6.    Mandatory Redemption.*

            The Company shall redeem    % of the aggregate principal amount of
Securities originally issued under the Indenture on each of                 ,
which redemptions are calculated to retire    % of the Securities originally
issued prior to maturity. Such redemptions shall be made at a redemption price equal to 100% of the principal amount thereof, together with accrued interest to the redemption date. The Company may reduce the principal amount of Securities to be redeemed pursuant to this Paragraph 6 by the principal amount of any Securities previously redeemed, retired or acquired, otherwise than pursuant to this Paragraph 6, that the Company has delivered to the Trustee for cancellation and not previously credited to the Company's obligations under this Paragraph 6. Each such Security shall be received and credited for such purpose by the Trustee at the redemption price and the amount of such mandatory redemption payment shall be reduced accordingly.

7.    Notice of Redemption.

            Notice of redemption will be mailed at least 30 days but not more than 60 days before the redemption date to each holder of Securities to be redeemed at its, his or her registered address. Securities in denominations larger than $1,000 may be redeemed in part. On and after the redemption date interest ceases to accrue on Securities or portions of them called for redemption, provided that if the Company shall default in the payment of such Security at the redemption price


-----------------
* If applicable.

together with accrued interest, interest shall continue to accrue at the rate borne by the Securities.

8.    Selection.

            Selection of Securities for any redemption will be made by the Trustee, if the Securities are listed on a national securities exchange by the rules of such exchange or if the Securities are not so listed on either a pro rata basis or by lot or by any other method that the Trustee deems fair and appropriate.

9.    Repurchase After a Change of Control.*

            In the event of a Change of Control (as defined in the Authorizing Resolution), each holder of the Securities will have the right, at such holder's option, subject to the terms and conditions of the Indenture, to require the Company to purchase all or any part of the Securities at a price equal to 100% of the principal amount thereof, plus accrued and unpaid interest thereon, in accordance with the terms set forth in the Indenture.

10.    Conversion*

            A Holder of a Security may convert it into Common Stock of the
Guarantor at any time prior to the close of business on                , or, if
the Security is called for redemption, the Holder may convert it at any time before the close of business on the second Business Day before the date fixed
for redemption. The initial Conversion Price is $      per share of Common
Stock, subject to adjustment in certain events. The Company and/or the Guarantor will deliver a check in lieu of any fractional share. On conversion no payment or adjustment for interest accrued on the Securities will be made.

            To convert a Security a Holder must (1) complete and sign the conversion notice on the back of the Security, (2) surrender the Security to the Registrar (as agent for the Guarantor), (3) furnish appropriate endorsements and transfer documents if required by the Registrar and (4) pay any transfer or similar tax if required. A Holder may convert a portion of a Security if the portion is $1,000 or a whole multiple of $1,000.


----------------------
* If applicable.
                                      A-4

11.   Subordination.*

            The Securities will be subordinated in right of payment to the prior payment in full of all Senior Indebtedness of the Company (as defined in the Authorizing Resolution). The Securities will be senior in right of payment to certain specified obligations of the Company as set forth in the Authorizing Resolution. The Guarantee will be subordinated in right of payment to the prior payment in full of all Senior Indebtedness of the Guarantor (as defined in the Authorizing Resolution). The Guarantee will be senior in right of payment to certain specified obligations of the Guarantor as set forth in the Authorizing Resolution.

12.   Denominations, Transfer, Exchange.

            The Securities are in registered form without coupons in denominations of $1,000 and integral multiples thereof. A holder may transfer or exchange Securities in accordance with the Indenture. The Registrar may require a holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not transfer or exchange any Securities selected for redemption. Also, it need not transfer or exchange any Securities for a period of 15 days before a selection of Securities to be redeemed is scheduled.

13.   Person Deemed Owner.

            The registered holder of a Security may be treated as the owner of it for all purposes.

14.   Unclaimed Money.

            If money for the payment of principal or interest remains unclaimed for two years, the Trustee or Paying Agent will pay the money back to the Company as its request. After that, holders entitled to the money must look to the Company or, if applicable, the Guarantor for payment unless an abandoned property law designates another person.

15.   Discharge Prior to Redemption or Maturity.

            The Indenture will be discharged and cancelled except for certain Sections thereof, subject to the terms of the Indenture, upon the payment of all the Securities or upon the deposit with the Trustee, within not more than one year prior to the maturity or redemption of the Securities, of funds sufficient for such payment or redemption. In the case of such a deposit, Securityholders must look to the deposited money for payment.

--------------------
* If applicable.

16.   Amendment, Supplement, Waiver.

            Subject to certain exceptions, the Indenture or the Securities may be amended or supplemented with the consent of the holders of at least a majority in principal amount of the Securities of all Series affected by the amendment voting as a class, and any past default or compliance with any provision may be waived with the consent of the holders of a majority in principal amount of the Securities. Without the consent of any Securityholder, the Company may amend or supplement the Indenture or the Securities to cure any ambiguity, defect or inconsistency; to comply with Article 5 of the Indenture (providing for the assumption of the obligations of the Company or the Guarantor under the Indenture by a successor corporation); to provide for uncertificated Securities in addition to or in place of certificated Securities; or to make any change that does not adversely affect the rights of any Securityholder.

17.   Restrictive Covenants*

            The Securities are general unsecured obligations of the Company
limited to $        principal amount. [Insert brief description of any
covenants.] Once a year the Company must report to the Trustee on compliance with the limitations.

18.   Successor Corporation.

            When a successor corporation assumes all the obligations of its predecessor under the Securities and the Indenture, the predecessor corporation will be released from those obligations.

19.   Defaults and Remedies.

            An Event of Default is:

            (i) failure of the Company or the Guarantor to pay interest for 30 days or principal when due (whether or not prohibited by the subordination provision); (ii) failure of the Company or Guarantor to perform any other agreement for 60 days after notice; (iii) default in the payment of Indebtedness of the Company, the Guarantor or any Subsidiary under the terms of the instrument evidencing or securing such Indebtedness permitting the holder thereof to accelerate the payment of in excess of an aggregate of $2,000,000 in principal amount of such Indebtedness (after the lapse of applicable grace periods) or, in the case of non-payment defaults, acceleration of any such Indebtedness if such acceleration is not rescinded or annulled within 10 days after such acceleration, provided that, subject to the terms of the Indenture, the term "Indebtedness" shall not include an acceleration of or default on certain Non-Recourse Indebtedness (as defined in the Indenture); (iv) entry of a final judgment for the payment of money in an amount in excess of $2,000,000 shall be entered against the Company, the Guarantor or any Subsidiary which remains undischarged or

--------------------
* If applicable.
                                      A-6
unstayed for a period of 60 days after the date on which the right to appeal has expired; provided the term "final judgment" shall not include a Non-Recourse Judgment (as defined in the Indenture) unless the book value of all property (net of any previous write-downs or reserves in respect of such property) subject to such Non-Recourse Judgment exceeds the amount of such Non-Recourse Judgment by more than $5,000,000; (v) certain events of bankruptcy, insolvency or reorganization; or (vi) the Guarantee shall for any reason (other than pursuant to its terms) cease to be in full force and effect.

            The Indenture provides that the Trustee will, within 90 days after the occurrence of a Default, give the Holders notice of all uncured Defaults known to it (the term "Default" to include the events specified above, without grace or notice), provided that, except in the case of default in the payment of principal of or interest on any of the Securities, the Trustee shall be protected in withholding such notice if it in good faith determines that the withholding of such notice is in the interest of the Securityholders.

            In case an Event of Default (other than arising out of certain events of bankruptcy, insolvency or reorganization) occurs and is continuing, the Trustee or the holders of not less than 25% in aggregate principal amount of the Securities then outstanding, by notice in writing to the Company (and to the Trustee if given by the Securityholders), may declare the Securities to be due and payable (i) if (a) no Designated Senior Debt of the Company or the Guarantor is outstanding, or (b) if the Securities are not subordinated to other indebtedness of the Company, immediately, or (ii) if Designated Senior Debt of the Company or the Guarantor is outstanding and the Securities are subordinated to other indebtedness of the Company, upon the earlier of (A) ten days after such Acceleration Notice is received by the Company and (B) the acceleration of any Senior Indebtedness of the Company or the Guarantor. In case an Event of Default arising out of certain events of bankruptcy, insolvency or reorganization occurs and is continuing, the outstanding principal of and accrued interest on the Securities shall ipso facto become and be due and payable immediately, without declaration or any further act on the part of the Trustee or any Securityholder.

            Such declaration or acceleration and its consequences may be rescinded by holders of a majority in principal amount of the outstanding Securities of the affected Series if all existing Events of Defaults have been cured and waived (except non-payment of principal or interest that has become due solely because of the acceleration) and if the rescission would not conflict with any judgment or decree.

            Defaults (except, unless theretofore cured, a default in payment of principal of or interest on the Securities or a default with respect to a provision which cannot be modified under the terms of the Indenture without the consent of each Securityholder affected) may be waived by the holders of a majority in principal amount of outstanding Securities upon the conditions provided in the Indenture.

            The Indenture requires the Guarantor to file periodic reports with the Trustee as to the absence of defaults.

20.   Trustee Dealings with Company.

            [Name of Trustee], the Trustee under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company, the Guarantor or their affiliates, and may otherwise deal with the Company, the Guarantor or their affiliates, as if it were not Trustee.

21.   No Recourse Against Others.

            A director, officer, employee or stockholder, as such, of the Company or the Guarantor shall not have any liability for any obligations of the Company or the Guarantor under the Securities, the Guarantee or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Securityholder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

22.   Authentication.

            This Security shall not be valid until the Trustee signs the certificate of authentication on the other side of this Security.

21.   Abbreviations.

            Customary abbreviations may be used in the name of a Securityholder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

            The Company will furnish to any Securityholder upon written request and without charge a copy of the Indenture. Requests may be made to: Secretary, Toll Brothers, Inc., 3103 Philmont Avenue, Huntingdon Valley, Pennsylvania 19006.

                              ASSIGNMENT FORM

            If you the holder want to assign this Security, fill in the form below and have your signature guaranteed:

            I or we assign and transfer this Security to

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


           (Insert assignee's social security or tax ID number)


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


           (Print or type assignee's name, address and zip code)


and irrevocably appoint

--------------------------------------------------------------------------------
agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.





Date:                       Your Signature:
      ---------------------                -------------------------------------

                                                (Sign exactly as your
                                                name appears on the
                                                other side of this
                                                Security)

Signature Guarantee:
                    ------------------------------------------------------------


NOTE: Signature(s) must be guaranteed by a member firm of a major stock exchange or a commercial bank or trust company.

                             CONVERSION NOTICE*


            If you want to convert this Security pursuant to Article 10 of the Indenture, check the box:

            /  /
            ---

            If you want to convert only part of this Security pursuant to
Article 10 of the Indenture, state the amount:


$
 ----------------


            If you want the stock certificate made out in another person's name, fill in the form below:


(Insert other person's Social Security or Tax. I.D. Number)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


            (Print or type other person's name, address and zip code)


Date:               Your Signature:
      -------------                ---------------------------------------------

                                                     (Sign exactly as your
                                                     name appears on the
                                                     other side of this
                                                     Security)


Signature Guarantee:
                    ------------------------------------------------------------

NOTE: Signature(s) must be guaranteed by a member firm of a major stock exchange or a commercial bank or trust company.

-------------------------
* If applicable.

                                                                       EXHIBIT B

                                 GUARANTEE


            Toll Brothers, Inc. (hereinafter referred to as the "Guarantor," which term includes any successor person under the Indenture (the "Indenture") referred to in the Security upon which this notation is endorsed), has unconditionally guaranteed on a subordinated basis (i) the due and punctual payment of the principal of and interest on the Securities, whether at maturity, by acceleration or otherwise, the due and punctual payment of interest on the overdue principal of and interest, if any, on the Securities, to the extent lawful, and the due and punctual performance of all other obligations of the Company to the Holders or the Trustee under the Indenture and the Security all in accordance with the terms set forth in Article Seven of the Indenture and
(ii) in case of any extension of time of payment or renewal of any Securities or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise.

            [The obligations of the Guarantor to the Holders of the Securities and to the Trustee pursuant to the Guarantee and the Indenture are expressly set forth and are expressly subordinated and subject in right of payment to the prior payment in full of all Senior Indebtedness of the Guarantor, to the extent and in the manner provided in Article Seven of the Indenture and reference is hereby made to the Indenture for the precise terms of the Guarantee and the subordination thereof therein made.]*

            No stockholder, officer, director or incorporator, as such, past, present or future, of the Guarantor shall have any personal liability under the Guarantee by reason of his or its status as such stockholder, officer, director or incorporator.

-------------------------
* If applicable.

            The Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Securities upon which this Guarantee is endorsed shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers.


                                    Guarantor


                                    TOLL BROTHERS, INC.



                                    By
                                       -----------------------------------




                                    By
                                       -----------------------------------

(Seal)


                                      B-2